UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number   811-08268

Firsthand Funds

(Exact name of registrant as specified in charter)

150 Almaden Blvd, Suite 1250
San Jose, CA  95113

(Address of principal executive offices) (Zip code)

SiVest Group, Incorporated
150 Almaden Blvd, Suite 1250
San Jose, CA  95113

 (Name and address of agent for service)

registrant's telephone number, including area code:  (408) 624-9527

Date of fiscal year end:   December 31

Date of reporting period:   December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Firsthand Funds

Last 505.6
02:10
Open 495.11
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Annual Report to Shareholders

Firsthand Technology Value Fund®

Firsthand Technology Leaders Fund

Firsthand Technology Opportunities Fund

Firsthand Alternative Energy Fund

December 31, 2010

Firsthand®

CONTENTS

Performance Summary	2
President’s Letter	4
Shareholder Fee Example	6
Performance and Portfolio Discussion	8
Audit Letter	16
Portfolio of Investments	17
Statements of Assets and Liabilities	25
Statements of Operations	26
Statements of Changes in Net Assets	27
Statement of Cash Flows	29
Financial Highlights	30
Notes to Financial Statements	32
Additional Information	52

PERFORMANCE SUMMARY
Period Returns (Average Annual Total Returns as of 12/31/10)

					EXPENSE
FUND	1-YEAR	3-YEAR	5-YEAR	10-YEAR	RATIO
Firsthand Technology Value Fund®	-5.74%	-13.74%	-2.91%	-9.03%	1.85%
Firsthand Technology Leaders Fund	8.42%	-3.50%	1.80%	-4.79%	1.85%
Firsthand Technology Opportunities Fund*	29.27%	9.01%	12.22%	-0.91%	1.85%
Firsthand Alternative Energy Fund	-9.24%	-12.60%	•	•	2.09%

NASDAQ Composite Index	18.16%	1.02%	4.71%	1.43%	•
S&P 500 Index	15.09%	-2.84%	2.29%	1.41%	•
WilderHill Clean Energy Index	-4.75%	-28.05%	•	•	•

Returns assume reinvestment of all dividends and distributions but do not reflect the impact of taxes. The performance data quoted represent past performance. Past performance cannot guarantee future results, and current performance may be lower or higher than the performance quoted. Both the return from and the principal value of an investment in the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance as of the most recent month-end, please contact Firsthand Funds by calling 1.888.884.2675 or go to www.firsthandfunds.com.

The NASDAQ Composite Index (NASDAQ) is a capitalization-weighted index of all common stocks listed with NASDAQ. The Standard & Poor’s 500 Index (S&P 500) is a market-weighted index of 500 stocks of well-established companies. Each index represents an unmanaged, broad-based basket of stocks. These indices are typically used as benchmarks for overall market performance. The WilderHill Clean Energy Index is a market-weighted index of 40 companies in the cleaner fuel, energy conversion, energy storage, greener utilities, power delivery and conservation, and renewable energy harvesting sectors. You cannot invest directly in an index.

*	Prior to May 1, 2010, Firsthand Technology Opportunities Fund was named Firsthand e-Commerce Fund.

2	2010 Annual Report

Returns Since Inception (Average Annual Total Returns as of 12/31/10)

	AVERAGE			WILDERHILL
	ANNUAL	NASDAQ		CLEAN
	TOTAL	COMPOSITE	S&P 500	ENERGY
FUND	RETURNS	INDEX	INDEX	INDEX
Firsthand Technology Value Fund® (5/20/94)	9.22%	8.70%	8.30%	•
Firsthand Technology Leaders Fund (12/10/97)	5.85%	4.47%	3.77%	•
Firsthand Technology Opportunities Fund (9/30/99)	-4.31%	0.34%	1.64%	•
Firsthand Alternative Energy Fund (10/29/07)	-9.55%	•	-4.04%	-24.77%

The Funds may invest in foreign securities, which may be subject to greater risks than investing in domestic securities. Because the Funds are not diversified, they can take larger positions in fewer companies, increasing their risk profile. The Funds invest in several industries within the technology sector and the relative weightings of these industries in a Fund’s portfolio may change at any time.

Holdings by Industry - % of Net Assets (as of 12/31/10)

	FIRSTHAND	FIRSTHAND	FIRSTHAND	FIRSTHAND
	TECHNOLOGY	TECHNOLOGY	TECHNOLOGY	ALTERNATIVE
INDUSTRY	VALUE FUND	LEADERS FUND	OPPORTUNITIES FUND	ENERGY FUND
Advanced Materials	8.0%	6.0%	•	7.7%
Basic Materials	•	•	•	1.2%
Battery	3.7%	•	1.2%	4.9%
Building Automation	•	•	•	1.4%
Business Services	•	•	4.4%	•
Communications	3.1%	•	1.9%	•
Communications Equipment	9.7%	13.9%	4.0%	•
Computer	•	11.6%	3.0%	•
Computer-Integrated	0.3%	•	•	•
Consumer Electronics	2.7%	•	2.0%	•
Data Processing/Management	•	•	0.7%	•
Defense & Aerospace	2.7%	•	•	•
Electronics Manufacturing Services	0.3%	•	•	•
Energy Efficiency	3.5%	•	•	9.0%
Environmental Services	•	•	•	1.8%
Industrials	•	•	•	1.8%
Intellectual Property	2.7%	•	•	•
Internet	4.0%	6.2%	25.4%	•
Internet Security	4.1%	4.0%	3.8%	•
Networking	4.7%	3.0%	2.1%	•
Other	•	•	2.6%	•
Other Electronics	6.4%	12.7%	6.9%	6.7%
Peripherals	•	•	1.0%	•
Photonics	2.9%	•	•	•
Power Conversion/Supply Equipment	•	•	•	2.7%
Renewable Energy	7.0%	1.1%	2.9%	53.3%
Semiconductor Equipment	•	1.7%	0.4%	•
Semiconductors	17.8%	16.8%	10.0%	7.5%
Services	0.1%	•	1.0%	•
Software	3.5%	13.3%	11.2%	•
Net Other Assets and Liabilities	12.8%	9.7%	15.5%	2.0%

www.firsthandfunds.com	3

PRESIDENT’S LETTER

Fellow Shareholders,

Following an up-and-down first half of the year, U.S. equity markets began a steady ascent in August 2010 and finished the year with solid gains. While effects of the recession remain, notably high unemployment and a weak housing market, we are thankful that talk of a “double-dip” recession has faded.

As confidence in the economy increased, investors began to seek out growth and the potential for greater capital appreciation by shifting money from low-yield treasuries and bonds to growth-oriented equities. This represented a significant reversal of the “flight to safety” trend that had gripped the markets for the previous two years. Technology stocks have fared well in this market environment, as many high-tech firms have successfully demonstrated revenue and earnings growth over the past two years.

Firsthand Funds returned mixed results in 2010. On the plus side, Firsthand Technology Opportunities Fund dramatically outperformed its benchmarks, posting a gain of 29.27%, versus 15.09% for the S&P 500 Index and 18.16% for the NASDAQ Composite Index. Unfortunately, we cannot say the same for our other funds. I am disappointed to report that our other technology funds, Firsthand Technology Value Fund and Firsthand Technology Leaders Fund, underperformed their benchmarks in 2010, and although Firsthand Alternative Energy Fund gained nearly 19% in the second half of the year, it underperformed the WilderHill Clean Energy Index and the broad market. For additional data and discussion of the individual funds’ performance, please turn to the Performance and Portfolio Discussions beginning on page 8.

Technology
Any review of the tech sector in 2010 has to start with Apple (AAPL). The iPhone continues to be the benchmark in the smartphone market since transforming the business with its revolutionary hardware, software, and App Store. Apple’s 2010 launch of the iPad tablet computer has similarly changed the game in the portable computer market, and may have some consumers wondering whether they even need a PC anymore.  Companies that hitched their wagons to the iPhone and iPad, including ARM Holdings (ARMH), Citrix Systems (CTXS), and SkyWorks Solutions (SWKS) also had a very good year.

Consumers also appear to be reassessing the need for their cable/satellite TV providers. Cable TV operators began suffering significant subscriber losses in 2010. While the jury is still out as to all the reasons why, rapidly improving access to online content has clearly opened the eyes of more and more consumers. The rapid growth of Netflix’s streaming service, for example, highlighted consumers’ newfound range of choices. In addition to Netflix, which had a blockbuster year, other companies benefitting from this trend include Akamai (AKAM) and Amazon (AMZN), and many fascinating Silicon Valley start-ups.

It was a challenging year for many household names in the tech sector, including Microsoft (MSFT), Intel (INTC), Seagate (STX), and Nokia (NOK). For years we have noted the difficulty that companies such as these face in either finding new growth markets or in reigniting growth through innovation. Though still generating impressive cash flows, all are widely regarded as having been left behind by the latest trends in tablet computers, smartphones, and cloud computing. The PC market, for example, is still huge, but clearly mature and no longer the epicenter of new ideas. The incumbency advantages that worked so well in the past for Microsoft and Intel are largely irrelevant when it comes to smartphones and tablets.

4	2010 Annual Report

Nonetheless, Microsoft’s Kinect gaming technology was a clear standout at the recent Consumer Electronics Show in Las Vegas. Just as Nintendo’s Wii revolutionized the game console with its then-unique motion controller, the Kinect has the potential to change the “man/machine interface” in the gaming industry and beyond. It is easy to envision many applications for the Kinect’s advanced gesture recognition technology all around you.

Alternative Energy
One consequence of the great recession was a pause in the growth of world-wide energy consumption. The macro headwinds combined with tight credit conditions to slow what had been an explosive growth story for alternative energy. Still, 2010 was yet another record year for solar photovoltaic shipments – a testament to the power of the underlying trend.

Total installed wind power capacity continues to grow strongly on a global basis, though analysts estimate that capacity added in 2010 fell just short of what was added in 2009. During 2010, China took the lead in installed wind capacity, surpassing the U.S. with 41.8 gigawatts (GW). U.S. installations were hampered by the lack of clarity over government financial support of wind power.

Looking Forward
While we are happy to see equity markets moving toward a more “normal” state, we note the continued scarcity of tech IPOs with some concern. Until recently, this was the great untold story about what wasn’t happening. Lately, Facebook has grabbed most of the headlines, but it’s just the most prominent example of an increasingly common story: successful companies are taking a long, skeptical look at the decision to go public. Avoiding or delaying an IPO may be in the best interest of a young company, but the trend has resulted in a challenging environment in which mutual funds are denied the opportunity to invest in some of today’s most innovative and exciting companies.

In all, 2010 was a very good year for technology stocks, though we regret that only one of our funds fully capitalized on the opportunities. It is our belief that, from a macro standpoint, the worst is behind us, and that the next three to five years should be characterized by a robust recovery. But it is not just the improving economy that makes us optimistic. It is the emergence of several powerful new trends that we expect will provide us with exceptional growth opportunities for years to come.

Think of it this way, today you may feel dependent on your PC, your cable company, and your debit card. Each of those dependencies is about to be broken, as you become a “networked consumer.” Armed with a smartphone, a tablet computer, or just looking at your Internet-connected TV, you’ll shed the constraints of the intermediaries, and connect yourself to what you need. At Firsthand, our task is to identify and understand the companies at the forefront of those changes – and make that work for each of you. Thank you for your support.

Sincerely,

Kevin Landis
President, Firsthand Funds

www.firsthandfunds.com	5

SHAREHOLDER FEE EXAMPLE

Example — In general, mutual fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Note that Firsthand Funds (“Trust”) does not charge transaction fees for 12b-1 distribution and service fees, though you may incur transaction fees if you purchase shares through a broker.

The example on the following page is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 through December 31, 2010.

Actual Expenses — The section of the table at right entitled “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA or other tax-qualified savings plan, your expenses may also have included a $10 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes — The section of the table at right entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Trust to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table at right are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

6	2010 Annual Report

Firsthand Technology Value Fund

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*	ANNUALIZED
	7/1/10	12/31/10	7/1/10 - 12/31/10	EXPENSE RATIO

Actual	$1,000	$1,084.60	$10.25	1.95%
Hypothetical**	$1,000	$1,015.38	$9.91	1.95%

Firsthand Technology Leaders Fund

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*	ANNUALIZED
	7/1/10	12/31/10	7/1/10 - 12/31/10	EXPENSE RATIO

Actual	$1,000	$1,149.80	$10.02	1.85%
Hypothetical**	$1,000	$1,015.88	$9.40	1.85%

Firsthand Technology Opportunities Fund

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*	ANNUALIZED
	7/1/10	12/31/10	7/1/10 - 12/31/10	EXPENSE RATIO

Actual	$1,000	$1,252.60	$10.50	1.85%
Hypothetical**	$1,000	$1,015.88	$9.40	1.85%

Firsthand Alternative Energy Fund

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*	ANNUALIZED
	7/1/10	12/31/10	7/1/09 - 12/31/10	EXPENSE RATIO

Actual	$1,000	$1,187.90	$10.92	1.98%
Hypothetical**	$1,000	$1,015.22	$10.06	1.98%

*
Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above by the average account value over the period and multiplying that number by 184/365 (to reflect the one-half year period).

**	5% return per year before expenses.
The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

www.firsthandfunds.com	7

FIRSTHAND TECHNOLOGY VALUE FUND
Performance and Portfolio Discussion

How did the Fund perform in 2010?
Firsthand Technology Value Fund (TVFQX) posted a loss of 5.74%, versus a 18.16% increase for the NASDAQ Composite Index and a 15.09% gain for the S&P 500 Index. For the six months ended December 31, 2010, Firsthand Technology Value Fund rose 8.46% as compared to 26.52% and 23.26% increases for the NASDAQ and the S&P 500 indices, respectively.

Which industries had the greatest impact on the Fund’s performance?
As of December 31, 2010, semiconductors and communications equipment represented the portfolio’s largest weightings, followed by holdings in the advanced materials and renewable energy industries. The portfolio’s exposure to the renewable energy and consumer electronics industries contributed most to the Fund’s underperformance versus its benchmarks in 2010.

Which individual holdings were the largest contributors to the Fund’s performance?
One of the Fund’s top contributors for the year was online movie rental giant Netflix (NFLX), which returned 218.93% in 2010. However, we believe the stock has become overvalued and closed out our position in early December.

The Fund’s investment in VeriFone (PAY) was another significant contributor to performance, as the market for smart point-of-sale terminals continued to grow strongly. VeriFone shares more than doubled in 2010, finishing the year up 135.41%.

In March, fabless semiconductor company Techwell was acquired by Intersil (ISIL). Intersil’s acquisition price represented a 49% premium over Techwell’s market value at the time, making the company a significant contributor to Fund performance for the period. We sold the Intersil shares upon the completion of the transaction.

Communications chip-maker Broadcom, which enjoys a strong competitive position in the smartphone market, benefitted from the continued success of Apple (AAPL) in 2010. Broadcom’s (BCRM) third-quarter earnings showed a 44% jump in profits, with management offering stronger-than-expected guidance, which helped shares end the year up 39.65%.

Other companies contributing positively to performance in 2010 included Entropic Communications (ENTR), maker of chipsets for multi-room DVR use, which finished the year up 293.49%; optical equipment maker Newport Corp. (NEWP), up 89.66%; and hard-disk equipment manufacturer Intevac (IVAC), up 22.14%.

Which holdings were the greatest detractors from the Fund’s performance?
The Fund’s top detractors were both privately held companies in the solar energy market. The largest detractor was Silicon Genesis, a company that has developed a unique technology for manufacturing silicon wafers at a much lower cost than conventional means. Declining silicon costs have created a more challenging environment for the company. SoloPower is a thin-film solar company. The value of our investment in the company declined in 2010, reflecting the changing dynamics of the solar market.

Another poor performer for the Fund in 2010 was electronic television programming giant TiVo (TIVO), which fell sharply in late 2010 on news of worse-than-expected losses in Q3 and an announcement that even larger losses would follow in Q4. The company’s stock finished the year down 15.23%. Echelon Corp. (ELON), maker of networking technology for automation systems, had a rocky year, starting out with poor Q4 2009 results that sent the stock down 10% in February. The stock finished the year down 11.85%.

8	2010 Annual Report

Fund Performance and Holdings Information (as of 12/31/10)
Firsthand Technology Value Fund vs. Market Indices

	FIRSTHAND TECHNOLOGY	NASDAQ	S&P 500
	VALUE FUND	COMPOSITE INDEX	INDEX
Since Inception (5/20/94)	9.22%	8.70%	8.30%
10-Year	-9.03%	1.43%	1.41%
5-Year	-2.91%	4.71%	2.29%
3-Year	-13.74%	1.02%	-2.84%
1-Year	-5.74%	18.16%	15.09%

Growth of a Hypothetical $10,000 Investment

Returns assume reinvestment of all dividends and distributions but do not reflect the impact of taxes. The performance data quoted represent past performance. Past performance cannot guarantee future results, and current performance may be lower or higher than the performance quoted. Both the return from and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance as of the most recent month-end, please contact Firsthand Funds by calling 1.888.884.2675 or go to www.firsthandfunds.com.

Holdings by Industry*		Top 10 Holdings**
	% Net Assets		% Net Assets
Semiconductors	17.8%	QUALCOMM, Inc.	6.8%
Communications Equipment	9.7%	Intevac, Inc.	6.2%
Advanced Materials	8.0%	Broadcom Corp., Class A	5.1%
Renewable Energy	7.0%	Intel Corp.	4.8%
Other Electronics	6.4%	Cisco Systems, Inc.	4.7%
Networking	4.7%	McAfee, Inc.	4.1%
Internet Security	4.1%	Corning, Inc.	3.9%
Internet	4.0%	A123 Systems, Inc.	3.7%
Battery	3.7%	Echelon Corp.	3.5%
Energy Efficiency	3.5%	ZTE Corp.	3.0%
Software	3.5%
Communications	3.1%
Photonics	2.9%
Consumer Electronics	2.7%
Defense & Aerospace	2.7%
Intellectual Property	2.7%
Computer - Integrated	0.3%
Electronics Manufacturing Services	0.3%
Services	0.1%
Net Other Assets and Liabilities	12.8%

*	Based on percentage of net assets as of 12/31/10.
**	Top 10 stock holdings total 45.8% of net assets. These holdings are current as of 12/31/10, and may not be representative of current or future investments.

www.firsthandfunds.com	9

FIRSTHAND TECHNOLOGY LEADERS FUND
Performance and Portfolio Discussion

How did the Fund perform in 2010?
Firsthand Technology Leaders Fund (TLFQX) posted a gain of 8.42%, versus a 18.16% increase for the NASDAQ Composite Index and a 15.09% gain for the S&P 500 Index. For the six months ended December 31, 2010, Firsthand Technology Leaders Fund rose 14.98% as compared to 26.52% and 23.26% increases for the NASDAQ and the S&P 500 indices, respectively.

Which industries had the greatest impact on the Fund’s performance?
As of December 31, 2010, semiconductors and communications equipment represented the portfolio’s largest weightings, followed by holdings in the software and other electronics industries. The portfolio’s exposure to the renewable energy and software industries contributed most to the Fund’s underperformance versus its benchmarks in 2010.

Which individual holdings were the largest contributors to the Fund’s performance?
The Fund’s top contributor for the year was flash memory maker SanDisk (SNDK), which ended the period up 71.99%. Prospects for flash memory are improving, thanks to the popularity of smartphones, tablets, and solid-state drives (SSDs) in computing applications.

Another top performer for the Fund in 2010 was Apple (AAPL), which had phenomenal success with the launch of its iPad. Apple stock was up 53.07% in 2010.

The Fund’s investment in VeriFone (PAY) was another significant contributor to performance, as the market for smart point-of-sale terminals continued to grow strongly. The provider of electronic payment systems already has significant market share in the U.S. and has been seeking to expand its presence into Europe. In November, the company announced an agreement to acquire competitor Hypercom as well as its intention to form a strategic partnership with Dutch digital security company Gemalto (no U.S. symbol). VeriFone shares more than doubled in 2010, finishing the year up 135.41%.

Other top contributors to Fund performance included security company McAfee (MFE), which gained 14.15%; and telecommunications giant LM Ericsson (ERIC), a major infrastructure supplier for Verizon (VZ), which is gearing up for the iPhone. Ericsson finished the year up 27.83%.

Which holdings were the greatest detractors from the Fund’s performance?
Suntech Power Holdings (STP) suffered in 2010 from excess supply and falling prices in the solar panel market. Additionally, cuts to solar feed-in tariffs in Germany and Spain soured solar demand expectations and hit most solar stocks hard in 2010. Suntech was no exception, finishing the year down 16.63%.

Shares of Adobe (ADBE) were down throughout most of 2010, then rebounded slightly toward year-end to finish lower by 16.31%. The software giant has been in a protracted battle with Apple (AAPL) over the latter’s refusal to include Flash support on its mobile devices including the iPad, iPhone, and iPod. In addition, Apple announced in April that it would not allow developers to write programs for Apple products using Adobe software.

Nokia (NOK) finished the period down 15.48% due in large part to the company’s lack of competitive offerings in the smartphone segment, and the replacement of its CEO in September.

10	2010 Annual Report

Fund Performance and Holdings Information (as of 12/31/10)
Firsthand Technology Leaders Fund vs. Market Indices

	FIRSTHAND TECHNOLOGY	NASDAQ	S&P 500
	LEADERS FUND	COMPOSITE INDEX	INDEX
Since Inception (12/10/97)	5.85%	4.47%	3.77%
10-Year	-4.79%	1.43%	1.41%
5-Year	1.80%	4.71%	2.29%
3-Year	-3.50%	1.02%	-2.84%
1-Year	8.42%	18.16%	15.09%

Growth of a Hypothetical $10,000 Investment

Returns assume reinvestment of all dividends and distributions but do not reflect the impact of taxes. The performance data quoted represent past performance. Past performance cannot guarantee future results, and current performance may be lower or higher than the performance quoted. Both the return from and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance as of the most recent month-end, please contact Firsthand Funds by calling 1.888.884.2675 or go to www.firsthandfunds.com.

Holdings by Industry*		Top 10 Holdings**
	% Net Assets		% Net Assets
Semiconductors	16.8%	Apple, Inc.	10.4%
Communications Equipment	13.9%	SanDisk Corp.	7.1%
Software	13.3%	QUALCOMM, Inc.	6.9%
Other Electronics	12.7%	Intel Corp.	6.3%
Computer	11.6%	Google, Inc., Class A	6.2%
Internet	6.2%	Corning, Inc.	6.0%
Advanced Materials	6.0%	VeriFone Holdings, Inc.	5.8%
Internet Security	4.0%	McAfee, Inc.	3.9%
Networking	3.0%	LM Ericsson Telephone Co.	3.9%
Semiconductor Equipment	1.7%	Microsoft Corp.	3.9%
Renewable Energy	1.1%
Net Other Assets and Liabilities	9.7%

*	Based on percentage of net assets as of 12/31/10.
**	Top 10 stock holdings total 60.4% of net assets. These holdings are current as of 12/31/10, and may not be representative of current or future investments.

www.firsthandfunds.com	11

FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND
Performance and Portfolio Discussion

How did the Fund perform in 2010?
Firsthand Technology Opportunities Fund (TEFQX), formerly called Firsthand e-Commerce Fund, posted a gain of 29.27%, versus a 18.16% increase for the NASDAQ Composite Index and a 15.09% gain for the S&P 500 Index. For the six months ended December 31, 2010, Firsthand Technology Opportunities Fund rose 25.26% as compared to 26.52% and 23.26% increases for the NASDAQ and the S&P 500 indices, respectively.

Which industries had the greatest impact on the Fund’s performance?
As of December 31, 2010, Internet and software industries represented the portfolio’s largest weightings, followed by holdings in the semiconductor and other electronics industries. The portfolio’s exposure to the Internet industry contributed most to the Fund’s outperformance versus its benchmarks in 2010.

Which individual holdings were the largest contributors to the Fund’s performance?
Two of the Fund’s top contributors for the year were based in China: 51job Inc. (JOBS), a human resources service company that sells recruitment advertising space in print publications and online, and search engine Baidu (BIDU). The booming Chinese economy helped lift 51job 177.00% and Baidu 134.75% in 2010.

The Fund’s investment in VeriFone (PAY) was another significant contributor to performance, as the market for smart point-of-sale terminals continued to grow strongly. VeriFone shares more than doubled in 2010, finishing the year up 135.41%.

Another of the Fund’s top contributors for the year was online movie rental giant Netflix (NFLX), which returned 218.93% in 2010. The company saw an average net increase of 1.9 million subscribers per quarter in 2010, and we believe that trend will continue in 2011 as Netflix adds additional streaming capabilities to its product offerings. However, we believe the stock has become overvalued and closed out our position in early December.

Shutterfly (SFLY), which offers a place for users to host photos as well as put them on merchandise like mugs, calendars, and mousepads has benefitted from the growth in popularity of online photo sharing and finished the period up 95.90%.

Another top contributor for the Fund in 2010 was Apple (AAPL), which had phenomenal success with the launch of its iPad. Apple stock was up 53.07% in 2010.

Which holdings were the greatest detractors from the Fund’s performance?
Data center specialist Equinix (EQIX) fell 33% in October after lowering its full-year sales forecast, but recovered slightly to finish down 23.45%.

Beijing-based Shanda Interactive Entertainment (SNDA), which specializes in developing and operating online games in China, was down 24.65% in 2010. The company’s fundamentals are strong and online gaming is increasingly popular in China and Shanda is one of the top three players in the space. However, Shanda’s latest generation of games didn’t live up to the expectations set by the previous one.

12	2010 Annual Report

Fund Performance and Holdings Information (as of 12/31/10)
Firsthand Technology Opportunities Fund vs. Market Indices

	FIRSTHAND TECHNOLOGY	NASDAQ	S&P 500
	OPPORTUNITIES FUND	COMPOSITE INDEX	INDEX
Since Inception (9/30/99)	-4.31%	0.34%	1.64%
10-Year	-0.91%	1.43%	1.41%
5-Year	12.22%	4.71%	2.29%
3-Year	9.01%	1.02%	-2.84%
1-Year	29.27%	18.16%	15.09%

Growth of a Hypothetical $10,000 Investment

Returns assume reinvestment of all dividends and distributions but do not reflect the impact of taxes. The performance data quoted represent past performance. Past performance cannot guarantee future results, and current performance may be lower or higher than the performance quoted. Both the return from and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance as of the most recent month-end, please contact Firsthand Funds by calling 1.888.884.2675 or go to www.firsthandfunds.com.

Holdings by Industry*		Top 10 Holdings**
	% Net Assets		% Net Assets
Internet	25.4%	McAfee, Inc.	3.8%
Software	11.2%	Baidu, Inc. - SP ADR	3.7%
Semiconductors	10.0%	51job, Inc. - ADR	3.5%
Other Electronics	6.9%	VeriFone Systems, Inc.	3.2%
Business Services	4.4%	DG FastChannel, Inc.	3.1%
Communications Equipment	4.0%	Apple, Inc.	3.0%
Internet Security	3.8%	Google, Inc., Class A	2.8%
Computer	3.0%	Cavium Networks, Inc.	2.7%
Renewable Energy	2.9%	PowerShares QQQ	2.6%
Other	2.6%	Akamai Technologies, Inc.	2.6%
Networking	2.1%
Consumer Electronics	2.0%
Communications	1.9%
Battery	1.2%
Peripherals	1.0%
Services	1.0%
Data Processing/Management	0.7%
Semiconductor Equipment	0.4%
Net Other Assets and Liabilities	15.5%

*	Based on percentage of net assets as of 12/31/10.
**	Top 10 stock holdings total 31.0% of net assets. These holdings are current as of 12/31/10, and may not be representative of current or future investments.

www.firsthandfunds.com	13

FIRSTHAND ALTERNATIVE ENERGY FUND
Performance and Portfolio Discussion

How did the Fund perform in 2010?
Firsthand Alternative Energy Fund (ALTEX) posted a loss of 9.24%, versus a 4.75% loss for the WilderHill Clean Energy Index and a 15.09% gain for the S&P 500 Index. For the six months ended December 31, 2010, Firsthand Alternative Energy Fund rose 18.79% as compared to 26.24% and 23.26% increases for the WilderHill Clean Energy and the S&P 500 indices, respectively.

Which industries had the greatest impact on the Fund’s performance?
As of December 31, 2010, renewable energy and energy efficiency represented the portfolio’s largest weightings, followed by holdings in the advanced materials and semiconductor  industries. The portfolio’s exposure to the renewable energy industry contributed most to the Fund’s underperformance versus its benchmarks in 2010.

Which individual holdings were the largest contributors to the Fund’s performance?
Performance of solar companies was mixed in 2010, with a few contributing positively to Fund performance and others detracting from it. Companies that did well were those that benefitted from the growth of the industry, while being shielded from the intense price pressure in the solar panel market. Equipment companies GT Solar, Amtech Systems, and Meyer Burger are three examples.

The Fund’s top contributor for the year was GT Solar International (SOLR). The company won several large orders, including a $24 million ingot-making equipment contract from Trina Solar (TSL.N) in China. The company finished the year up 64.03%.

Amtech Systems (ASYS), a maker of solar diffusion furnaces used in the production of solar cells, experienced strong demand in 2010, and finished the period up 127.19%.

Meyer Burger Technology (no U.S. symbol), which provides manufacturing equipment to the solar industry, received a record order in March worth roughly $260 million dollars that helped lead the company’s shares up 22.08% in 2010. Chinese solar company JA Solar Holdings (JASO) also did well in 2010 (up 21.40%), thanks in part to a $4.4 billion loan from the Chinese government to help increase the company’s production capacity.

Which holdings were the greatest detractors from the Fund’s performance?
Vestas Wind Systems (VWSYF.PK), a giant European supplier of wind turbines, fell 48.43% during the period. Delays in Vestas shipments to the U.S., Germany, and Spain meant that the company could not recognize a significant amount of revenue until 2011.

A variety of factors contributed to a challenging year for solar companies. Chinese manufacturers are flooding the market with cheap solar panels, which is putting tremendous downward pressure on prices worldwide.  Uncertainty surrounding feed-in tariffs in Europe compounded investor worries.

Several solar companies contributed to Fund underperformance this year, including Suntech Power Holdings (STP), which was down 51.83%. Canadian Solar (CSIQ) saw its shares slip mid-way through the year when the SEC launched an investigation into the company’s reported 2009 Q4 sales. Combined with poor earnings, the investigation helped push Canadian Solar down 57.01% for the year. Two other solar companies that had a negative impact on performance were SunPower Corp. (SPWRB), down 40.72%, and Yingli Green Energy Holding Co. (YGE), down 37.51%.

14	2010 Annual Report

Fund Performance and Holdings Information (as of 12/31/10)
Firsthand Alternative Energy Fund vs. Market Indices

	FIRSTHAND ALTERNATIVE	WILDERHILL	S&P 500
	ENERGY FUND	CLEAN ENERGY INDEX	INDEX
Since Inception (10/29/07)	-9.55%	-24.77%	-4.04%
3-Year	-12.60%	-28.05%	-2.84%
1-Year	-9.24%	-4.75%	15.09%

Growth of a Hypothetical $10,000 Investment

Returns assume reinvestment of all dividends and distributions but do not reflect the impact of taxes. The performance data quoted represent past performance. Past performance cannot guarantee future results, and current performance may be lower or higher than the performance quoted. Both the return from and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance as of the most recent month-end, please contact Firsthand Funds by calling 1.888.884.2675 or go to www.firsthandfunds.com.

Holdings by Industry*		Top 10 Holdings**
	% Net Assets		% Net Assets
Renewable Energy	53.3%	JA Solar Holdings Co., Ltd. - ADR	7.6%
Energy Efficiency	9.0%	GT Solar International, Inc.	6.5%
Advanced Materials	7.7%	Meyer Burger Technology AG	5.3%
Semiconductors	7.5%	A123 Systems, Inc.	4.9%
Other Electronics	6.7%	Intevac, Inc.	4.2%
Battery	4.9%	Power Integrations, Inc.	3.9%
Power Conv./Supply Equipment	2.7%	SunPower Corp. , Class B	3.6%
Industrials	1.8%	Rubicon Technology, Inc.	3.6%
Environmental Services	1.8%	Echelon Corp.	3.4%
Building Automation	1.4%	Yingli Green Energy Holding Co. - ADR	3.3%
Basic Materials	1.2%
Net Other Assets and Liabilities	2.0%

*	Based on percentage of net assets as of 12/31/10.
**	Top 10 stock holdings total 46.3% of net assets. These holdings are current as of 12/31/10, and may not be representative of current or future investments.

www.firsthandfunds.com	15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Firsthand Funds, San Jose, California

We have audited the accompanying statements of assets and liabilities of Firsthand Funds (the “Funds”), comprising respectively, the Firsthand Technology Value Fund, Firsthand Technology Leaders Fund, Technology Opportunities Fund and Firsthand Alternative Energy Fund, including the portfolios of investments as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the statement of cash flows (with respect to the Firsthand Technology Fund) for the year then ended and the financial highlights for the periods indicated thereon.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on those financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian, issuers and brokers or by other appropriate auditing procedures as deemed necessary.  As described in Note 5, Firsthand Technology Value Fund has restricted securities, representing 7.84% of the Fund’s net assets, that do not have market quotations readily available and are valued at their fair value as determined in good faith using procedures established by the Board of Trustees. Amounts ultimately realized from the disposal of such restricted securities may vary significantly from the fair values presented.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Firsthand Funds as of December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, the statement of cash flows (with respect to the Firsthand Technology Value Fund) for the year then ended and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER, LLP
Philadelphia, Pennsylvania
February 19, 2011

16	2010 Annual Report

FIRSTHAND TECHNOLOGY VALUE FUND
Portfolio of Investments (as of 12/31/10)

		MARKET
	SHARES	VALUE
COMMON STOCKS — 80.8% ($103,840,094)
Advanced Materials — 8.0% ($10,249,152)
Corning, Inc.	258,600	$4,996,152
MEMC Electronic Materials, Inc. *	300,000	3,378,000
UCT Coatings, Inc., Common Stock *(1)	1,500,000	1,875,000
Battery — 3.7% ($4,789,080)
A123 Systems, Inc. *	502,000	4,789,080
Communications — 3.1% ($3,975,590)
Clearwire Corp., Class A *	298,600	1,537,790
Equinix, Inc. *	30,000	2,437,800
Communications Equipment — 9.7% ($12,511,859)
QUALCOMM, Inc.	175,300	8,675,597
ZTE Corp.	965,000	3,836,262
Computer-Integrated — 0.3% ($394,000)
Wave Systems Corp., Class A *	100,000	394,000
Consumer Electronics — 2.7% ($3,412,302)
TiVo, Inc. *	395,400	3,412,302
Defense & Aerospace — 2.7% ($3,480,750)
FLIR Systems, Inc. *	117,000	3,480,750
Electronics Manufacturing Services — 0.3% ($333,902)
Quanta Computer, Inc. - GDR	31,815	333,902
Energy Efficiency — 3.5% ($4,479,524)
Echelon Corp. *	439,600	4,479,524

		MARKET
	SHARES	VALUE
Silicon Genesis Corp., Common *(1)(2)	891,892	$8,919
Internet — 4.0% ($5,148,995)
Akamai Technologies, Inc. *	15,900	748,095
Ctrip.com International Ltd. - ADR *	50,000	2,022,500
Shanda Interactive Entertainment Ltd. - ADR *	60,000	2,378,400
Internet Security — 4.1% ($5,251,554)
McAfee, Inc. *	113,400	5,251,554
Networking — 4.7% ($6,069,000)
Cisco Systems, Inc. *	300,000	6,069,000
Other Electronics — 6.4% ($8,288,703)
Intevac, Inc. *	571,700	8,009,517
Microvision, Inc. *	150,100	279,186
Photonics — 2.9% ($3,769,290)
Newport Corp. *	217,000	3,769,290
Renewable Energy — 3.4% ($4,354,000)
GT Solar International, Inc. *	150,000	1,368,000
JA Solar Holdings Co., Ltd. - ADR *	200,000	1,384,000
Suntech Power Holdings Co., Ltd. - ADR *	200,000	1,602,000
Semiconductors — 17.8% ($22,815,594)
AXT, Inc. *	61,543	642,509
Broadcom Corp., Class A	151,600	6,602,180
Entropic Communications, Inc. *	187,200	2,261,376
Intel Corp.	290,800	6,115,524
Marvell Technology Group Ltd. *	115,900	2,149,945
SanDisk Corp. *	50,000	2,493,000
Semiconductor Manufacturing International Corp. - ADR *	400,000	1,464,000

see accompanying notes to financial statements

www.firsthandfunds.com	17

FIRSTHAND TECHNOLOGY VALUE FUND - continued
Portfolio of Investments (as of 12/31/10)

		MARKET
	SHARES	VALUE
Synaptics, Inc. *	37,000	$1,087,060
Services — 0.0% ($—)
Innovion Corp. *(1)	2	0
Software — 3.5% ($4,507,880)
Microsoft Corp.	101,500	2,833,880
Symantec Corp. *	100,000	1,674,000
PREFERRED STOCK — 5.4% ($6,932,458)
Intellectual Property — 1.7% ($2,215,642)
Silicon Genesis Corp., Series 1-C *(1)(2)	82,914	829
Silicon Genesis Corp., Series 1-D *(1)(2)	850,830	8,508
Silicon Genesis Corp., Series 1-E *(1)(2)	5,704,480	1,806,495
Silicon Genesis Corp., Series 1-F *(1)(2)	912,453	399,810
Networking — 0.0% ($3,862)
IP Unity, Inc., Series C *(1)	1,932,222	1,932
IP Unity, Inc., Series E *(1)	193,042	1,930
Renewable Energy — 3.6% ($4,637,131)
SoloPower, Series A *(1)(2)	3,999,999	2,635,079
SoloPower, Series B *(1)(2)	1,002,052	1,002,052
SoloPower, Series D *(1)(2)	1,000,000	1,000,000
Services — 0.1% ($75,823)
Innovion Corp., Series A-1 *(1)	324,948	71,326
Innovion Corp., Series A-2 *(1)	168,804	169
Innovion Corp., Trust *(1)	1	4,328
CONVERTIBLE BOND — 1.0% ($1,250,000)

	PAR VALUE/	MARKET
	SHARES	VALUE
Intellectual Property — 1.0% ($1,250,000)
Silicon Genesis Corp., 12% (1)(2)	$1,250,000	$1,250,000
WARRANTS — 0.0% ($1,222)
Advanced Materials — 0.0% ($753)
UCT Coatings, Inc., Common Warrant (1)	136,986	600
UCT Coatings, Inc., Common Warrant (1)	1,839	8
UCT Coatings, Inc., Common Warrant (1)	33,001	145
Intellectual Property — 0.0% ($—)
Silicon Genesis Corp., 1-E Warrant *(1)(2)	1,257,859	0
Silicon Genesis Corp., 1-E Warrant *(1)(2)	94,339	0
Silicon Genesis Corp., Common Warrant *(1)(2)	37,982	0
Networking — 0.0% ($69)
IP Unity, Inc., E-1 Warrant *(1)	69,496	69
Renewable Energy — 0.0% ($400)
SoloPower Common Stock Warrant *(1)(2)	3,999,999	400
Total Investments (Cost $139,009,049) — 87.2%		112,023,774
Other assets in excess of liabilities — 12.8%		16,387,771

NET ASSETS — 100.0%		$128,411,545

*	Non-income producing security.
(1)	Restricted security.
(2)	Affilited issuer.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

see accompanying notes to financial statements

18	2010 Annual Report

FIRSTHAND TECHNOLOGY LEADERS FUND
Portfolio of Investments (as of 12/31/10)

	SHARES/	MARKET
	CONTRACTS	VALUE
COMMON STOCKS — 89.0% ($30,785,119)
Advanced Materials — 6.0% ($2,073,036)
Corning, Inc.	107,300	$2,073,036
Communications Equipment — 13.9% ($4,824,066)
Nokia Corp. - ADR	104,100	1,074,312
QUALCOMM, Inc.	48,300	2,390,367
Telefonaktiebolaget Ericsson LM - ADR (1)	117,900	1,359,387
Computer — 11.6% ($4,001,416)
Apple, Inc. *	11,100	3,580,416
Hewlett-Packard Co.	10,000	421,000
Internet — 6.2% ($2,138,292)
Google, Inc., Class A *	3,600	2,138,292
Internet Security — 4.0% ($1,389,300)
McAfee, Inc. *	30,000	1,389,300
Networking — 3.0% ($1,043,868)
Cisco Systems, Inc. *	51,600	1,043,868
Other Electronics — 12.6% ($4,354,002)
Koninklijke (Royal) Philips Electronics N.V. (1)	40,000	1,228,000
LG Display Co., Ltd. - ADR	63,800	1,132,450
VeriFone Holdings, Inc. * (1)	51,700	1,993,552
Renewable Energy — 1.1% ($370,062)
Suntech Power Holdings Co., Ltd. - ADR * (1)	46,200	370,062
Semiconductor Equipment — 1.2% ($421,500)
Applied Materials, Inc.	30,000	421,500
Semiconductors — 16.1% ($5,559,017)
Intel Corp.	103,100	2,168,193

		MARKET
	SHARES	VALUE
Micron Technology, Inc. *	116,300	$932,726
SanDisk Corp. *	49,300	2,458,098
Software — 13.3% ($4,610,560)
Activision Blizzard, Inc. (1)	100,000	1,244,000
Microsoft Corp.	48,000	1,340,160
Oracle Corp.	38,000	1,189,400
Symantec Corp. *	50,000	837,000

PURCHASED OPTIONS — 1.3% ($464,111)
Communications Equipment — 0.0% ($2,947)
Telefonaktiebolaget Ericsson LM - ADR Put Option, Expiring January 2011, Strike Price $10.00	1,179	2,947
Other Electronics — 0.1% ($27,000)
Koninklijke (Royal) Philips Electronics N.V. Put Option, Expiring January 2011, Strike Price $30.00	400	24,000
VeriFone Holdings, Inc. Put Option, Expiring January 2011, Strike Price $20.00	600	3,000
Renewable Energy — 0.0% ($10,164)
Suntech Power Holdings Co., Ltd. - ADR Put Option, Expiring January 2011, Strike Price $7.50	462	10,164
Semiconductor Equipment — 0.5% ($168,000)
ASML Holding N.V. Call Option, Expiring January 2011, Strike Price $30.00	200	168,000
Semiconductors — 0.7% ($253,500)

see accompanying notes to financial statements

www.firsthandfunds.com	19

FIRSTHAND TECHNOLOGY LEADERS FUND - continued
Portfolio of Investments (as of 12/31/10)

		MARKET
	CONTRACTS	VALUE
SanDisk Corp. Call Option, Expiring January 2011, Strike Price $45.00	507	$253,500
Software — 0.0% ($2,500)
Activision Blizzard, Inc. Put Option, Expiring January 2011, Strike Price $10.00	1,000	2,500
Total Investments (Cost $26,600,370) — 90.3%		31,249,230
Other assets in excess of liabilities — 9.7%		3,359,387

NET ASSETS — 100.0%		$34,608,617

WRITTEN OPTIONS — (3.5)% ($1,217,190) (2)
Communications Equipment — (0.0)% ($7,074)
Telefonaktiebolaget Ericsson LM - ADR Call Option, Expiring January 2011, Strike Price $12.50	1,179	(7,074)

		MARKET
	CONTRACTS	VALUE
Other Electronics — (3.0)% ($1,032,700)
Koninklijke (Royal) Philips Electronics N.V. Call Option, Expiring January 2011, Strike Price $30.00	400	$(50,400)
VeriFone Holdings, Inc. Call Option, Expiring January 2011, Strike Price $20.00	517	(982,300)
Renewable Energy — (0.1)% ($31,416)
Suntech Power Holdings Co., Ltd. - ADR Call Option, Expiring June 2011, Strike Price $9.00	462	(31,416)
Semiconductor Equipment — (0.0)% ($1,000)
ASML Holding N.V. Put Option, Expiring January 2011, Strike Price $27.50	200	(1,000)
Software — (0.4)% ($145,000)
Activision Blizzard, Inc. Call Option, Expiring January 2011, Strike Price $11.00	1,000	(145,000)

Total Written Options (Proceeds $543,940)		$(1,217,190)

*	Non-income producing security.
(1)	Securities held in connection with open written call and put options.
(2)	Cash in the amount of $2,440,725 was segregated with the brokers to serve as collateral for written options and is included in “Other assets in excess of liabilities”.
ADR	American Depositary Receipt

see accompanying notes to financial statements

20	2010 Annual Report

FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND(1)
Portfolio of Investments (as of 12/31/10)

		MARKET
	SHARES	VALUE
COMMON STOCKS — 81.8% ($69,802,763)
Battery — 1.2% ($1,049,400)
A123 Systems, Inc.*	110,000	$1,049,400
Business Services — 4.4% ($3,763,180)
DG FastChannel, Inc.*	90,000	2,599,200
Digital River, Inc.*	20,000	688,400
Taleo Corp., Class A*	17,200	475,580
Communications — 1.9% ($1,625,200)
Equinix, Inc.*	20,000	1,625,200
Communications Equipment — 4.0% ($3,413,500)
Ciena Corp.*	80,000	1,684,000
Telefonaktiebolaget Ericsson LM - ADR	150,000	1,729,500
Computer — 3.0% ($2,580,480)
Apple, Inc.*	8,000	2,580,480
Consumer Electronics — 2.0% ($1,691,949)
Shutterfly, Inc.*	48,300	1,691,949
Data Processing/Management — 0.7% ($572,400)
CommVault Systems, Inc.*	20,000	572,400
Internet — 25.3% ($21,629,469)
51job, Inc. - ADR*	60,000	2,955,000
Akamai Technologies, Inc.*	46,200	2,173,710
Baidu, Inc. - SP ADR*	33,000	3,185,490
comScore, Inc.*	40,000	892,400
Ctrip.com International Ltd. - ADR*	50,000	2,022,500
E-Commerce China Dangdang, Inc. - SP ADR*	20,000	541,400
Giant Interactive Group, Inc. - ADR	100,000	712,000

		MARKET
	SHARES	VALUE
Google, Inc., Class A*	4,000	$2,375,880
LivePerson, Inc.*	140,000	1,582,000
Mail.ru Group Ltd. - GDR*	40,000	1,440,000
SINA Corp.*	20,000	1,376,400
Tencent Holdings Ltd.	30,000	651,889
ValueClick, Inc.*	60,000	961,800
VistaPrint NV*	16,500	759,000
Internet Security — 3.8% ($3,241,700)
McAfee, Inc.*	70,000	3,241,700
Networking — 2.1% ($1,758,500)
Riverbed Technology, Inc.*	50,000	1,758,500
Other Electronics — 6.9% ($5,922,600)
Cree, Inc.*	20,000	1,317,800
L-1 Identity Solutions, Inc.*	160,000	1,905,600
VeriFone Systems, Inc. *	70,000	2,699,200
Peripherals — 1.0% ($815,500)
Xyratex Ltd.*	50,000	815,500
Renewable Energy — 2.9% ($2,460,248)
JA Solar Holdings Co., Ltd. - ADR*	181,900	1,258,748
Suntech Power Holdings Co., Ltd. - ADR *	150,000	1,201,500
Semiconductor Equipment — 0.4% ($310,800)
FormFactor, Inc.*	35,000	310,800
Semiconductors — 10.0% ($8,510,220)
ARM Holdings, PLC - SP ADR	80,000	1,660,000
Atheros Communications, Inc.*	20,000	718,400
Cavium Networks, Inc.*	60,000	2,260,800
NVIDIA Corp.*	50,000	770,000
SanDisk Corp.*	22,000	1,096,920
Skyworks Solutions, Inc.*	70,000	2,004,100

see accompanying notes to financial statements

www.firsthandfunds.com	21

FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND(1) - continued
Portfolio of Investments (as of 12/31/10)

	SHARES/	MARKET
	CONTRACTS	VALUE
Services — 1.0% ($886,800)
LogMeIn, Inc.*	20,000	$886,800
Software — 11.2% ($9,570,817)
Activision Blizzard, Inc.	100,000	1,244,000
Citrix Systems, Inc. (2)*	18,800	1,286,108
Electronic Arts, Inc.*	70,000	1,146,600
Fortinet, Inc.*	50,000	1,617,500
NICE-Systems Ltd. - ADR*	15,900	554,910
Novell, Inc.*	300,000	1,776,000
Shanda Games Ltd. - SP ADR*	50,000	322,000
VeriSign, Inc.	49,700	1,623,699

EXCHANGE-TRADED FUND — 2.6% ($2,178,800)
Other — 2.6% ($2,178,800)
Powershares QQQ	40,000	2,178,800

PURCHASED OPTIONS — 0.1% ($92,524)
Internet — 0.1% ($83,964)
Akamai Technologies, Inc. Put Option, Expiring Janauary 2011, Strike Price $46.00	462	56,364
Baidu, Inc. - SP ADR Put Option, Expiring January 2011, Strike Price $91.00	200	27,600
Semiconductors — 0.0% ($1,980)

		MARKET
	CONTRACTS	VALUE
SanDisk Corp. Put Option, Expiring January 2011, Strike Price $40.00	220	$1,980
Software — 0.0% ($6,580)
Citrix Systems, Inc. Put Option, Expiring January 2011, Strike Price $60.00	188	6,580
Total Investments (Cost $54,092,994) — 84.5%		72,074,087
Other assets in excess of liabilities — 15.5%		13,245,204

NET ASSETS — 100.0%		$85,319,291

WRITTEN OPTIONS — (0.1)% ($52,820)
Services — (0.0)% ($1,000)
OpenTable Inc. Put Option, Expiring January 2011, Strike Price $40.00	200	(1,000)
Software — (0.1)% ($51,820)
Citrix Systems, Inc. Call Option, Expiring January 2011, Strike Price $67.50	188	(49,820)
VMware, Inc. Put Option, Expiring January 2011, Strike Price $60.00	200	(2,000)

Total Written Options (Proceeds $93,118)		$(52,820)

*	Non-income producing security.
(1)	Prior to 5/1/10, Firsthand Technology Opportunities Fund was named Firsthand e-Commerce Fund.
(2)	Securities held in connection with open written call options.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PLC	Public Limited Company
SP ADR	Sponsored American Depositary Receipt

see accompanying notes to financial statements

22	2010 Annual Report

FIRSTHAND ALTERNATIVE ENERGY FUND
Portfolio of Investments (as of 12/31/10)

		MARKET
	SHARES	VALUE
COMMON STOCKS — 97.6% ($5,774,129)
Advanced Materials — 7.7% ($457,334)
Corning, Inc.	9,460	$182,767
MEMC Electronic Materials, Inc.*	9,130	102,804
Metabolix, Inc.*	4,700	57,199
Praxair, Inc.	1,200	114,564
Basic Materials — 1.2% ($67,620)
Metalico, Inc.*	11,500	67,620
Battery — 4.9% ($287,154)
A123 Systems, Inc.*	30,100	287,154
Building Automation — 1.4% ($84,040)
Johnson Controls, Inc.	2,200	84,040
Energy Efficiency — 9.0% ($531,247)
Echelon Corp.*	19,500	198,705
Honeywell International, Inc.	3,580	190,313
Itron, Inc.*	2,565	142,229
Environmental Services — 1.8% ($104,904)
ADA-ES, Inc.*	9,400	104,904
Industrials — 1.8% ($108,400)
3M Co.	800	69,040
United Technologies Corp.	500	39,360
Intellectual Property — 0.0% ($1,814)
Silicon Genesis Corp., Common *(1)	181,407	1,814
Other Electronics — 6.7% ($398,396)
Intevac, Inc.*	17,800	249,378
Koninklijke (Royal) Philips Electronics N.V.	4,854	149,018
Power Conversion/Supply Equipment — 2.7% ($160,140)
Power-One, Inc.*	15,700	160,140

		MARKET
	SHARES	VALUE
Renewable Energy — 52.9% ($3,129,508)
Amtech Systems, Inc.*	6,600	$165,990
Daystar Technologies, Inc.*	112	178
FuelCell Energy, Inc.*	5,000	11,550
Gamesa Corp. Tecnologica S.A.*	7,000	53,431
GT Solar International, Inc.*	41,900	382,128
Iberdrola S.A.	16,000	123,325
JA Solar Holdings Co., Ltd. - ADR*	65,000	449,800
KYOCERA Corp. - ADR	1,450	148,350
Meyer Burger Technology AG*	10,000	311,765
Motech Industries, Inc.	50,495	186,175
Orion Energy Systems, Inc.*	14,000	46,620
Sharp Corp.	11,000	113,401
Solarfun Power Holdings Co., Ltd. - ADR*	20,400	166,668
SunPower Corp., Class B*	17,000	210,970
Suntech Power Holdings Co., Ltd. - ADR (3)*	22,420	179,584
Trina Solar Ltd. - ADR*	4,600	107,732
ULVAC, Inc.	2,700	70,534
Vestas Wind Systems A.S.*	6,000	188,760
WaterFurnace Renewable Energy, Inc.	600	14,947
Yingli Green Energy Holding Co. - ADR*	20,000	197,600
Semiconductors — 7.5% ($443,572)
Power Integrations, Inc.	5,799	232,772
Rubicon Technology, Inc.*	10,000	210,800

PREFERRED STOCK — 0.4% ($26,876)
Intellectual Property — 0.0% ($952)
Silicon Genesis Corp., Series 1-C *(1)	152	2
Silicon Genesis Corp., Series 1-E *(1)	3,000	950
Renewable Energy — 0.4% ($25,924)

see accompanying notes to financial statements

www.firsthandfunds.com	23

FIRSTHAND ALTERNATIVE ENERGY FUND - continued
Portfolio of Investments (as of 12/31/10)

		MARKET
	SHARES	VALUE
SoloPower, Series C-1 (1)	21,425	$25,924
Total Investments (Cost $5,955,041) — 98.0%		5,801,005
Other assets in excess of liabilities — 2.0%		116,533

NET ASSETS — 100.0%		$5,917,538

*	Non-income producing security.
(1)	Restricted security.
ADR	American Depositary Receipt

see accompanying notes to financial statements

24	2010 Annual Report

STATEMENTS OF ASSETS AND LIABILITIES
For the year ended December 31, 2010

			FIRSTHAND
	FIRSTHAND	FIRSTHAND	TECHNOLOGY	FIRSTHAND
	TECHNOLOGY	TECHNOLOGY	OPPORTUNITIES	ALTERNATIVE
	VALUE FUND	LEADERS FUND	FUND (1)	ENERGY FUND
ASSETS
Investment securities:
Unaffiliated issuers at acquisition cost	$112,454,835	$26,600,370	$54,092,994	$5,955,041
Affiliated issuers at acquisition cost	26,554,214	—	—	—
Total acquisition cost	$139,009,049	$26,600,370	$54,092,994	$5,955,041
Unaffiliated issuers at market value	$103,911,682	$31,249,230	$72,074,087	$5,801,005
Affiliated issuers at market value	8,112,092	—	—	—
Total market value(2) (Note 2)	112,023,774	31,249,230	72,074,087	5,801,005
Cash	17,523,856	2,341,366	16,797,230	59,607
Segregated cash	—	2,440,725	2,100,000	8,906
Foreign currency at value (cost $0, $0, $0 and $73,300)	—	—	—	84,402
Receivable from dividends, interest, and reclaims	28,264	219	1,986	644
Receivable for capital shares sold	—	868	728,901	271
Other assets (Note 6)	40,231	—	—	—
TOTAL ASSETS	129,616,125	36,032,408	91,702,204	5,954,835

LIABILITIES
Written options, at value (proceeds $0, $543,940, $93,118 and $0)(3)	—	1,217,190	52,820	—
Payable for securities purchased	418,609	—	6,069,478	—
Payable to affiliates (Note 4)	211,939	55,029	125,476	10,044
Payable for capital shares redeemed	574,032	151,572	135,139	27,253
TOTAL LIABILITIES	1,204,580	1,423,791	6,382,913	37,297
NET ASSETS	$128,411,545	$34,608,617	$85,319,291	$5,917,538

Net Assets consist of:
Paid-in-capital	$1,195,148,454	$123,301,443	$76,402,826	$6,809,120
Accumulated net investment loss	—	—	—	(27)
Accumulated net realized losses from security transactions, rights, purchased options, foreign currency transactions, short sales and written options	(1,039,751,634)	(92,668,436)	(9,104,429)	(748,636)
Net unrealized appreciation (depreciation) on investments, warrants, purchased options, foreign currency and written options	(26,985,275)	3,975,610	18,020,894	(142,919)
NET ASSETS	$128,411,545	$34,608,617	$85,319,291	$5,917,538

Shares outstanding	4,493,234	1,670,071	14,112,983	813,927
Net asset value, redemption price and offering price per share (Note 2)	$28.58	$20.72	$6.05	$7.27

(1)	Prior to May 1, 2010, Firsthand Technology Opportunities Fund was named Firsthand e-Commerce Fund.
(2)	Includes warrants and purchased options whose primary risk exposure is equity.
(3)	Primary risk exposure is equity contracts.

see accompanying notes to financial statements

www.firsthandfunds.com	25

STATEMENTS OF OPERATIONS
For the year ended December 31, 2010
			FIRSTHAND
	FIRSTHAND	FIRSTHAND	TECHNOLOGY	FIRSTHAND
	TECHNOLOGY	TECHNOLOGY	OPPORTUNITIES	ALTERNATIVE
	VALUE FUND	LEADERS FUND	FUND(1)	ENERGY FUND
INVESTMENT INCOME
Unaffiliated dividends	$623,765	$351,753	$206,935	$34,749
Unaffiliated interest	9,900	949	5,401	141
Affiliated interest	24,904	—	—	—
Foreign tax withholding	(8,481)	(24,330)	(2,490)	(2,707)
TOTAL INVESTMENT INCOME	650,088	328,372	209,846	32,183

EXPENSES
Investment advisory fees (Note 4)	2,167,134	502,574	681,038	98,234
Administration fees (Note 4)	696,579	161,541	218,905	28,893
Trustees fees	11,017	5,250	5,250	7,883
Miscellaneous fees	79,093	—	—	—
GROSS EXPENSES	2,953,823	669,365	905,193	135,010
Investment advisory fees waived (Note 4)	(11,017)	(5,250)	(5,250)	(7,883)
TOTAL NET EXPENSES	2,942,806	664,115	899,943	127,127

NET INVESTMENT LOSS	(2,292,718)	(335,743)	(690,097)	(94,944)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains from security transactions Non-affiliated	25,611,006	816,156	5,471,690	(275,779)
Net realized gains (losses) from rights and purchased option transactions(2)	45,790	(653,145)	(1,352,937)	(10,055)
Net realized gains on foreign currency	16	—	—	2,491
Net realized gains (losses) from written option transactions(2)	—	968,864	(658,841)	3,525
Net realized gains from securities sold short	—	—	—	28,428
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(31,300,505)	2,641,976	10,749,425	(518,511)
Net change in unrealized appreciation (depreciation) on purchased options and warrants(2)	(2,280,414)	(9,676)	(367,145)	—
Net change in unrealized appreciation (depreciation) on written options(2)	—	(673,250)	40,298	—
Net change in unrealized appreciation on securities sold short	—	—	—	13,985
Net Realized and Unrealized Gain (Loss) on Investments	(7,924,107)	3,090,925	13,882,490	(755,916)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(10,216,825)	$2,755,182	$13,192,393	$(850,860)

(1)	Prior to May 1, 2010, Firsthand Technology Opportunities Fund was named Firsthand e-Commerce Fund.
(2)	Primary risk exposure is equity contracts.

see accompanying notes to financial statements

26	2010 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31, 2010, and December 31, 2009

	FIRSTHAND TECHNOLOGY VALUE FUND		FIRSTHAND TECHNOLOGY LEADERS FUND
	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED
	12/31/10	12/31/09	12/31/10	12/31/09
FROM OPERATIONS:
Net investment loss	$(2,292,718)	$(2,548,979)	$(335,743)	$(333,675)
Net realized gains (losses) from security transactions, rights, purchased options, foreign currency, and written options	25,656,812	(81,527,061)	1,131,875	(2,805,853)
Net change in unrealized appreciation (depreciation) on investments, warrants, purchased options, foreign currency and written options	(33,580,919)	128,457,808	1,959,050	18,138,195
Net increase (decrease) in net assets from operations	(10,216,825)	44,381,768	2,755,182	14,998,667

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	9,308,577	18,711,657	1,686,438	9,568,729
Payment for shares redeemed	(48,510,926)	(51,258,771)	(7,804,976)	(14,237,211)
Net decrease in net assets from capital share transactions	(39,202,349)	(32,547,114)	(6,118,538)	(4,668,482)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(49,419,174)	11,834,654	(3,363,356)	10,330,185

NET ASSETS:
Beginning of year	177,830,719	165,996,065	37,971,973	27,641,788
End of year	$128,411,545	$177,830,719	$34,608,617	$37,971,973

CAPITAL SHARE ACTIVITY:
Shares sold	303,356	682,033	85,888	629,525
Shares redeemed	(1,674,738)	(1,908,417)	(403,259)	(892,772)
Net decrease in shares outstanding	(1,371,382)	(1,226,384)	(317,371)	(263,247)
Shares outstanding, beginning of year	5,864,616	7,091,000	1,987,442	2,250,689
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value), end of year	4,493,234	5,864,616	1,670,071	1,987,442

see accompanying notes to financial statements

www.firsthandfunds.com	27

STATEMENTS OF CHANGES IN NET ASSETS - continued
For the Years Ended December 31, 2010, and December 31, 2009

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND (1)		FIRSTHAND ALTERNATIVE ENERGY FUND
	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED
	12/31/10	12/31/09	12/31/10	12/31/09
FROM OPERATIONS:
Net investment loss	$(690,097)	$(431,156)	$(94,944)	$(89,284)
Net realized gains (losses) from security transactions, purchased options, foreign currency, short sales and written options	3,459,912	(851,713)	(251,390)	(305,993)
Net change in unrealized appreciation (depreciation) on investments, purchased options, foreign currency, short sales and written options	10,422,578	15,259,495	(504,526)	2,346,643
Net increase (decrease) in net assets from operations	13,192,393	13,976,626	(850,860)	1,951,366

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	49,771,733	7,050,328	3,348,444	4,954,588
Payment for shares redeemed	(12,499,897)	(5,540,915)	(4,006,738)	(3,132,085)
Net increase (decrease) in net assets from capital share transactions	37,271,836	1,509,413	(658,294)	1,822,503
TOTAL INCREASE (DECREASE) IN NET ASSETS	50,464,229	15,486,039	(1,509,154)	3,773,869

NET ASSETS:
Beginning of year	34,855,062	19,369,023	7,426,692	3,652,823
End of year	$85,319,291	$34,855,062	$5,917,538	$7,426,692
Accumulated Net Investment Income (Loss)	$—	$—	$(27)	$(2,374)

CAPITAL SHARE ACTIVITY:
Shares sold	9,024,385	1,694,954	442,347	778,385
Shares redeemed	(2,366,280)	(1,444,951)	(555,224)	(494,615)
Net increase (decrease) in shares outstanding	6,658,105	250,003	(112,877)	283,770
Shares outstanding, beginning of year	7,454,878	7,204,875	926,804	643,034
Shares outstanding, end of year	14,112,983	7,454,878	813,927	926,804

(1)	Prior to May 1, 2010, Firsthand Technology Opportunities Fund was named Firsthand e-Commerce Fund.

see accompanying notes to financial statements

28	2010 Annual Report

STATEMENT OF CASH FLOWS
December 31, 2010

FIRSTHAND
TECHNOLOGY
VALUE FUND
CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in Net Assets resulting from operations	$(10,216,825)

Adjustments to reconcile net decrease in Net Assets derived from operations to net cash provided by operating activities:
Purchases of investments	(63,047,313)
Proceeds from disposition of investments	115,914,161
Increase in dividends, interest, and reclaims receivable	(27,648)
Cash received from litigation claim	338,693
Decrease in payable to affiliates	(66,871)
Net realized gain from investments	(25,656,796)
Increase in other assets	(40,231)
Net unrealized appreciation (depreciation) from investments	33,580,919
Net cash provided by operating activities	50,778,089

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from shares sold	9,324,248
Proceeds for shares redeemed	(48,327,302)
Net cash used in financing activities	(39,003,054)

Net change in cash	11,775,035
Cash - beginning of year	5,748,821
Cash - end of year	$17,523,856

see accompanying notes to financial statements

www.firsthandfunds.com	29

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a share outstanding throughout each year
FIRSTHAND TECHNOLOGY VALUE FUND

	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED
	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06
Net asset value at beginning of year	$30.32	$23.41	$44.53	$36.09	$33.12
Income from investment operations:
Net investment loss	(0.51)	(0.43)	(0.62)	(0.70)	(0.72)
Net realized and unrealized gains(losses) on investments	(1.23)	7.34	(20.50)	9.14	3.69
Total from investment operations	(1.74)	6.91	(21.12)	8.44	2.97
Net asset value at end of year	$28.58	$30.32	$23.41	$44.53	$36.09
Total return	(5.74%)	29.52%	(47.43%)	23.39%	8.97%
Net assets at end of year (millions)	$128.4	$177.8	$166.0	$382.8	$370.9
Ratio of gross expenses to average net assets before waiver	1.91%	1.95%	2.00%	1.93%	1.93%
Ratio of net expenses to average net assets after waiver	1.90%	1.94%	1.94%	1.93%	1.92%
Ratio of net investment loss average net assets	(1.48%)	(1.49%)	(1.62%)	(1.57%)	(1.70%)
Portfolio turnover rate	45%	21%	54%	50%	47%

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a share outstanding throughout each year
FIRSTHAND TECHNOLOGY LEADERS FUND

	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED
	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06
Net asset value at beginning of year	$19.11	$12.28	$23.06	$20.23	$18.95
Income from investment operations:
Net investment loss	(0.20)	(0.17)	(0.21)	(0.29)	(0.29)
Net realized and unrealized gains (losses) on investments	1.81	7.00	(10.57)	3.12	1.57
Total from investment operations	1.61	6.83	(10.78)	2.83	1.28
Net asset value at end of year	$20.72	$19.11	$12.28	$23.06	$20.23
Total return	8.42%	55.62%	(46.75%)	13.99%	6.75%
Net assets at end of year (millions)	$34.6	$38.0	$27.6	$63.5	$74.0
Ratio of gross expenses to average net assets before waiver	1.86%	1.92%	2.07%	1.96%	1.96%
Ratio of net expenses to average net assets after waiver	1.85%	1.90%	1.95%	1.95%	1.95%
Ratio of net investment loss average net assets	(0.94%)	(0.98%)	(1.03%)	(1.16%)	(1.13%)
Portfolio turnover rate	37%	25%	78%	35%	53%

see accompanying notes to financial statements

30	2010 Annual Report

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a share outstanding throughout each year
FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND*

	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED
	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06
Net asset value at beginning of year	$4.68	$2.69	$4.67	$4.05	$3.40
Income from investment operations:
Net investment loss	(0.05)	(0.06)	(0.06)	(0.06)	(0.06)
Net realized and unrealized gains (losses) on investments	1.42	2.05	(1.92)	0.68	0.71
Total from investment operations	1.37	1.99	(1.98)	0.62	0.65
Net asset value at end of year	$6.05	$4.68	$2.69	$4.67	$4.05
Total return	29.27%	73.98%	(42.40%)	15.31%	19.12%
Net assets at end of year (millions)	$85.3	$34.9	$19.4	$40.7	$40.3
Ratio of gross expenses to average net assets before waiver	1.86%	1.92%	2.14%	1.96%	1.98%
Ratio of net expenses to average net assets after waiver	1.85%	1.90%	1.95%	1.95%	1.95%
Ratio of net investment loss average net assets	(1.42%)	(1.66%)	(1.58%)	(1.28%)	(1.51%)
Portfolio turnover rate	164%	41%	41%	44%	59%

*	Prior to 5/1/10 Firsthand Technology Opportunities Fund was named Firsthand e-Commerce Fund.

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a share outstanding throughout each year/period
FIRSTHAND ALTERNATIVE ENERGY FUND

	YEAR ENDED	YEAR ENDED	YEAR ENDED	PERIOD ENDED
	12/31/10	12/31/09	12/31/08	12/31/07*
Net asset value at beginning of year/period	$8.01	$5.68	$10.89	$10.00
Income from investment operations:
Net investment loss	(0.12)	(0.10)	(0.07)	—	(a)
Net realized and unrealized gains (losses) on investments	(0.62)	2.43	(5.14)	0.89
Total from investment operations	(0.74)	2.33	(5.21)	0.89
Net asset value at end of year/period	$7.27	$8.01	$5.68	$10.89
Total return	(9.24%)	41.02%	(47.84%)	8.90	(b)
Net assets at end of year/period (millions)	$5.9	$7.4	$3.7	$1.9
Ratio of gross expenses to average net assets before waiver	2.10%	2.27%**	2.37%**	2.10	%(c)

Ratio of net expenses to averagenet assets after waiver	1.98%	2.15%**	2.11%**	2.10	%(c)
Ratio of net investment loss average net assets	(1.48%)	(1.68%)	(1.26%)	(0.07	%)(c)
Portfolio turnover rate	58%	41%	44%	—	(b)

*	For the period October 29, 2007 (inception) through December 31, 2007.
**	Ratio for years ended 2009 and 2008 includes dividend expenses on securities sold short of 0.11% and 0.01%, respectively.
(A)	Less than $0.005.
(B)	Not annualized.
(C)	Annualized.

see accompanying notes to financial statements

www.firsthandfunds.com	31

NOTES TO FINANCIAL STATEMENTS
December 31, 2010

1. Organization

Each of Firsthand Technology Value Fund, Firsthand Technology Leaders Fund, Firsthand Technology Opportunities Fund (named Firsthand e-Commerce Fund prior to May 1, 2010), and Firsthand Alternative Energy Fund (individually the “Fund”, and collectively the “Funds”) is a non-diversified series of Firsthand Funds (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust, a Delaware statutory trust, was organized on November 8, 1993. Each Fund currently offers one class of shares—Investor Class shares. The inception dates for the Funds (the date on which a net asset value was first determined for that Fund) follow:

FUND	INCEPTION DATE
Firsthand Technology Value Fund	May 20, 1994*
Firsthand Technology Leaders Fund	December 10, 1997
Firsthand Technology Opportunities Fund	September 30, 1999
Firsthand Alternative Energy Fund	October 29, 2007

*	Firsthand Technology Value Fund Investor Class commenced operations on May 20, 1994; the SEC effective date for the Investor Class is December 15, 1994.

Each Fund’s investment objective is long-term growth of capital.

Firsthand Technology Value Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in high-technology companies that SiVest Group, Inc. (the “Investment Adviser”) believes are undervalued and have potential for capital appreciation.

Firsthand Technology Leaders Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in high-technology companies that the Investment Adviser believes hold dominant competitive positions in high-growth industries.

Firsthand Technology Opportunities Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities of high-technology companies in the industries and markets that the Investment Adviser believes hold the most growth potential within the technology sector.

Firsthand Alternative Energy Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in alternative energy and energy technology companies, both U.S. and international.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

32	2010 Annual Report

NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2010

Securities Valuation — A Fund’s portfolio of securities is valued as follows:
1.
Securities traded on stock exchanges, or quoted by NASDAQ, are valued according to the NASDAQ official closing price, if applicable, or at their last reported sale price as of the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 P.M. Eastern Time). If a security is not traded that day, the security will be valued at its most recent bid price.

2.
Securities traded in the over-the-counter market, but not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent closing bid price as quoted by brokers that make markets in the securities) at the close of trading on the NYSE.

3.	Securities traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.
4.	Securities and other assets that do not have market quotations readily available are valued at their fair value as determined in good faith using procedures established by the Board of Trustees.

In pricing illiquid, privately placed securities, the advisor follows well-accepted valuation techniques. Initial valuations are generally determined by the initial purchase price for each security. Subsequent to initial purchase, securities are repriced from time to time to reflect changes to the companies’ valuations caused by various events. Such events include, among others, a new round of financing establishing a new valuation for the company; material changes to a company’s business or business prospects, either due to company-specific internal issues (gaining or losing a major customer, missing a significant milestone, etc.) or macroeconomic events affecting the industry or the world. In analyzing a company’s valuation, factors that are also considered include a company’s cash flow, revenues, profitability, financial forecasts, and probability of success in those measures. Other potential factors include the value of comparable public and private companies and general market conditions.

Fair Value Measurement — In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements).

The guidance establishes three levels of the fair value hierarchy as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset  or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive mar-

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December 31, 2010

ket, prices for similar instruments, interest rates, prepayment speeds, credit risks, yield curves, default rates, and similar data.
Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the following Funds’ net assets as of December 31, 2010:

FUND*	LEVEL 1 QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS
TVFQX
Common Stocks
Advanced Materials	$8,374,152	$—	$1,875,000
Battery	4,789,080	—	—
Communications	3,975,590	—	—
Communications Equipment	12,511,859	—	—
Computer-Integrated	394,000	—	—
Consumer Electronics	3,412,302	—	—
Defense & Aerospace	3,480,750	—	—
Electronics Manufacturing Services	—	333,902	—
Energy Efficiency	4,479,524	—	—
Intellectual Property	—	—	8,919
Internet	5,148,995	—	—
Internet Security	5,251,554	—	—
Networking	6,069,000	—	—
Other Electronics	8,288,703	—	—
Photonics	3,769,290	—	—
Renewable Energy	4,354,000	—	—
Semiconductors	22,815,594	—	—

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NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2010

FUND*	LEVEL 1 QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS
TVFQX - continued
Services	—	—	—
Software	4,507,880	—	—
Total Common Stocks	101,622,273	333,902	1,883,919
Preferred Stocks
Intellectual Property	—	—	2,215,642
Networking	—	—	3,862
Renewable Energy	—	—	4,637,131
Services	—	—	75,823
Total Preferred Stocks	—	—	6,932,458
Asset Derivatives
Equity Contracts	—	—	1,222
Convertible Bonds
Intellectual Property	—	—	1,250,000
Total	$101,622,273	$333,902	$10,067,599

FUND*	LEVEL 1 QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS
TLFQX
Common Stocks
Advanced Materials	$2,073,036	$—	$—
Communications
Equipment	4,824,066	—	—
Computer	4,001,416	—	—
Internet	2,138,292	—	—
Internet Security	1,389,300	—	—
Networking	1,043,868	—	—
Other Electronics	4,354,002	—	—
Renewable Energy	370,062	—	—
Semiconductor Equipment	421,500	—	—
Semiconductors	5,559,017	—	—
Software	4,610,560	—	—
Total Common Stock	30,785,119
Asset Derivatives
Equity Contracts	—	464,111	—
Total	$30,785,119	$464,111	$—

Liability Derivatives
Equity Contracts	$—	$(1,217,190)	$—

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December 31, 2010

FUND*	LEVEL 1 QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS
TEFQX
Common Stocks
Battery	$1,049,400	$—	$—
Business Services	3,763,180	—	—
Communications	1,625,200	—	—
Communications
Equipment	3,413,500	—	—
Computer	2,580,480	—	—
Consumer Electronics	1,691,949	—	—
Data Processing/Management	572,400	—	—
Internet	21,629,469	—	—
Internet Security	3,241,700	—	—
Networking	1,758,500	—	—
Other Electronics	5,922,600	—	—
Peripherals	815,500
Renewable Energy	2,460,248	—	—
Semiconductor Equipment	310,800	—	—
Semiconductors	8,510,220	—	—
Services	886,800	—	—
Software	9,570,817	—	—
Total Common Stock	69,802,763	—	—
Exchanged-Traded Fund	2,178,800	—	—
Asset Derivatives
Equity Contracts	—	92,524	—
Total	$71,981,563	$92,524	$—

Liability Derivatives
Equity Contracts	$—	$(52,820)	$—

FUND*	LEVEL 1 QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS
ALTEX
Common Stocks
Advanced Materials	$457,334	$—	$—
Basic Materials	67,620	—	—
Battery	287,154	—	—
Building Automation	84,040	—	—
Energy Efficiency	531,247	—	—
Environmental Services	104,904	—	—

36	2010 Annual Report

NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2010

FUND*	LEVEL 1 QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS
ALTEX - continued
Industrials	108,400	—	—
Intellectual Property	—	—	1,814
Other Electronics	398,396	—	—
Power Conversion/Supply Equipment	160,140	—	—
Renewable Energy	2,457,052	672,456	—
Semiconductors	443,572	—	—
Total Common Stocks	5,099,859	672,456	1,814
Preferred Stocks
Intellectual Property	—	—	952
Renewable Energy	—	—	25,924
Total Preferred Stocks	—	—	26,876
Total	$5,099,859	$672,456	$28,690

*	TVFQX: Firsthand Technology Value Fund; TLFQX: Firsthand Technology Leaders Fund; TEFQX: Firsthand Technology Opportunities Fund; ALTEX: Firsthand Alternative Energy Fund.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Transfers in and out of the levels are recognized at the value at the end of the period. There were no significant transfers between Levels 1 and 2 during the period ended December 31, 2010.

Following is a reconciliation of Level 3 assets (at either the beginning or the ending of the period) for which significant unobservable inputs were used to determine fair value.

New Accounting Pronouncement — In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are currently effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact and has incorporated the appropriate disclosures required by ASU No. 2010-06 in its financial statement disclosures.

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December 31, 2010

FIRSTHAND TECHNOLOGY VALUE FUND

INVESTMENTS AT FAIR VALUE USING SIGNIFICANT	BALANCE	NET		NET UNREALIZED	TRANSFERS	BALANCE
UNOBSERVABLE	AS OF	PURCHASES	NET REALIZED	APPRECIATION	IN (OUT)	AS OF
INPUTS (LEVEL 3)	12/31/09	(SALES)	GAINS (LOSSES)	(DEPRECIATION)	OF LEVEL 3	12/31/10
Common Stocks
Advanced Materials	$—	$5,000,000	$—	$(3,125,000)	$—	$1,875,000
Intellectual Property	1,503,079	—	—	(1,494,160)	—	8,919
Renewable Energy	47,044	13,822	(7,961,411)	7,900,545	—	—
Services	—	3,000,075	—	(3,000,075)	—	—
Preferred Stocks
Advanced Materials	5,000,000	(5,000,000)	—	—	—	—
Intellectual Property	20,027,910	—	—	(17,812,268)	—	2,215,642
Networking	230,806	—	—	(226,944)	—	3,862
Renewable Energy	18,598,037	1,000,000	—	(14,960,906)	—	4,637,131
Services	15,753	(2,808,601)	—	2,868,671	—	75,823
Warrants
Equity Contracts	2,162,196	—	—	(2,160,974)	—	1,222
Convertible Bonds
Intellectual Property	—	1,250,000	—	—	—	1,250,000
Services	71,753	(223,966)	—	152,213	—	—
Total	$47,656,578	$2,231,330	$(7,961,411)	$(31,858,898)	$—	$10,067,599

FIRSTHAND ALTERNATIVE ENERGY FUND

INVESTMENTS AT FAIR VALUE USING SIGNIFICANT	BALANCE	NET		NET UNREALIZED	TRANSFERS	BALANCE
UNOBSERVABLE	AS OF	PURCHASES	NET REALIZED	APPRECIATION	IN (OUT)	AS OF
INPUTS (LEVEL 3)	12/31/09	(SALES)	GAINS (LOSSES)	(DEPRECIATION)	OF LEVEL 3	12/31/10
Common Stocks
Intellectual Property	$309,186	$—	$—	$(307,372)	$—	$1,814
Preferred Stocks
Intellectual Property	8,630	—	—	(7,678)	—	952
Renewable Energy	10,865	—	—	15,059	—	25,924
Total	$328,681	$—	$—	$(299,991)	$—	$28,690

The net change in unrealized appreciation (depreciation) from Level 3 investments held as of December 31, 2010, for Firsthand Technology Value Fund and Firsthand Alternative Energy Fund was $(42,895,978) and $(299,991) respectively, and is included in “Net change in unrealized appreciation on investments and foreign currency” on the Statement of Operations.

Share Valuation — The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares

38	2010 Annual Report

NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2010

outstanding of the Fund, rounded to the nearest cent. A Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of each Fund is equal to a Fund’s net asset value per share.

Investment Income — Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Cash and Cash Equivalents — The Fund considers liquid assets deposited with a bank, money market funds, and certain short-term debt instruments with maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments.

Foreign Securities — Each Fund may invest in companies that trade on U.S. exchanges as American Depositary Receipts (“ADRs”), on foreign exchanges, or on foreign over-the-counter markets. Investing in the securities of foreign companies exposes your investment in a Fund to risk. Foreign stock markets tend to be more volatile than the U.S. market due to economic and/or political instability and the regulatory conditions in some countries. In addition, some of the securities in which the Fund may invest may be denominated in foreign currencies, the value of which may decline against the U.S. dollar. An investment in foreign securities may be subject to high levels of foreign taxation, including foreign taxes withheld at the source.  The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Options — The Funds are subject to equity price risk in the normal course of pursuing their investment objectives and may enter into options written to hedge against changes in the value of equities. The Funds (other than Firsthand Technology Value Fund) may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities or stock indices.  The Funds (other than Firsthand Technology Value Fund) may also write put and call options.  When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call

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December 31, 2010

option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The number of option contracts written and the premiums received during the year ended December 31, 2010, were as follows:

	FIRSTHAND TECHNOLOGY LEADERS FUND
	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of year	—	$—
Options written during period	13,786	1,793,090
Options expired during period	(7,931)	(788,224)
Options closed during period	(542)	(183,811)
Options exercised during period	(1,555)	(277,115)
Options outstanding, end of year	3,758	$543,940

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND
	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of year	—	$—
Options written during period	8,784	1,755,866
Options expired during period	(792)	(161,160)
Options closed during period	(7,401)	(1,501,366)
Options exercised during period	(3)	(222)
Options outstanding, end of year	588	$93,118

The average volume of each Fund’s derivatives during the year ended December 31, 2010 is as follows:

		PURCHASED	WRITTEN
	WARRANTS	OPTIONS	OPTIONS
	(SHARES)	(CONTRACTS)	(CONTRACTS)
Firsthand Technology Value Fund	3,037,687	—	—
Firsthand Technology Leaders Fund	—	3,462	3,324
Firsthand Technology Opportunities Fund	—	2,067	1,290

Distributions to Shareholders — Each Fund expects to distribute its net investment income and net realized gains, if any, annually. Distributions from net investment income and capital gains are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

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NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2010

Short Positions — Firsthand Alternative Energy Fund may sell securities short for economic hedging purposes.  Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To initiate such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date, completing the transaction. The Fund is liable for any dividends payable on securities while those securities are in a short position.

The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates.

All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash, cash equivalents and/or liquid securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum required. Deposits with brokers for securities sold short are invested in money market instruments.

Reclassification of Capital Accounts—Permanent book and tax differences resulted in reclassifications for the year ended December 31, 2010 as follows:

	INCREASE (DECREASE)
	Paid-in-Capital	Accumulated Net Investment Loss	Accumulated Net Realized Gain (Loss)
Firsthand Technology Value Fund	$(636,308,922)	$2,292,718	$634,016,204
Firsthand Technology Leaders Fund	(109,412,404)	335,743	109,076,661
Firsthand Opportunities Fund	(137,431,811)	690,097	136,741,714
Firsthand Alternative Energy Fund	(94,800)	97,291	(2,491)

These reclassifications, related to different treatment of short-term capital gains, interest on short sales and expiration of capital loss carryforwards have no effect on net asset value per share.

Security Transactions — Security transactions are accounted for no later than one business day following the trade date, however, for financial reporting purposes, security transactions are accounted for on trade date. Realized gains and losses are calculated on a specific identification basis.

Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2010

Federal Income Tax — Each Fund has elected, and intends to qualify annually, for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”). As provided in the Code, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made. To avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the 12 months ended October 31) plus undistributed amounts, if any, from prior years. The following information is based upon the federal income tax cost of portfolio investments as of December 31, 2010.

		FIRSTHAND	FIRSTHAND	FIRSTHAND
	FIRSTHAND	TECHNOLOGY	TECHNOLOGY	ALTERNATIVE
	TECHNOLOGY	LEADERS	OPPORTUNITIES	ENERGY
	VALUE FUND	FUND	FUND	FUND
Gross unrealized appreciation	$15,442,652	$7,683,982	$17,019,971	$1,028,222
Gross unrealized depreciation	(42,430,935)	(4,134,667)	(1,277,099)	(1,637,638)
Net unrealized appreciation (depreciation)	$(26,988,283)	$3,549,315	$15,742,872	$(609,416)
Federal income tax cost, investments	$139,012,057	$27,699,915	$56,331,215	$6,410,421

The difference between the acquisition cost and the federal income tax cost of portfolio investments is due to certain timing differences in the recognition of capital losses under accounting principles generally accepted in the United States and income tax regulations.

As of December 31, 2010, the Funds had capital loss carryforwards for federal income tax purposes as follows:

	EXPIRING	EXPIRING	EXPIRING	EXPIRING	EXPIRING	EXPIRING
	2011	2012	2013	2014	2015	2016
TVFQX	$330,969,371	$333,067,019	$167,523,435	$64,782,991	$57,959,032	$7,972,313
TLFQX	53,324,264	33,348,418	2,501,372	—	—	—
TEFQX	6,014,495	—	—	—	—	—
ALTEX	—	—	—	—	—	—

	EXPIRING	EXPIRING
	2017	2018	TOTAL
TVFQX	$72,762,429	$4,712,036	$1,039,748,626
TLFQX	2,394,837	—	91,568,891
TEFQX	851,713	—	6,866,208
ALTEX	181,999	108,018	290,017

For Firsthand Technology Value Fund, $2,310,150 of the $167,523,435 capital loss carryforward expiring in 2013 was acquired in the reorganization with Firsthand Global

42	2010 Annual Report

NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2010

Technology Fund, $3,455,691 of the $64,782,991 capital loss carryforward expiring in 2014 was acquired in the reorganization with Firsthand Technology Innovators Fund and $261,564 of the $57,959,032 capital loss carryforward expiring in 2015 was acquired in the reorganization with Firsthand Technology Innovators Fund.

Components of Distributable Earnings
		FIRSTHAND	FIRSTHAND	FIRSTHAND
	FIRSTHAND	TECHNOLOGY	TECHNOLOGY	ALTERNATIVE
	TECHNOLOGY	LEADERS	OPPORTUNITIES	ENERGY
	VALUE FUND	FUND	FUND	FUND
Undistributed Ordinary Income	$—	$—	$—	$—
Accumulated Earnings	—	—	—	—
Net Unrealized Appreciation (Depreciation)*	(26,988,283)	2,876,065	15,782,673	(598,299)
Post October Capital/Currency Loss**	—	—	—	(3,266)
Accumulated Capital Loss Carryforward	(1,039,748,626)	(91,568,891)	(6,866,208)	(290,017)
Total Distributable Earnings	$(1,066,736,909)	$(88,692,826)	$8,916,465	$(891,582)

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and foreign currency exchange gain (loss).
**	Under current tax law, capital and currency losses realized after October 31 and prior to the Fund’s fiscal year end may be deferred as occurring on the first day of the following fiscal year.

The Funds are subject to tax provisions that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return.  Taxable years ending 2010, 2009, 2008 and 2007 remain open to federal and state audit.  As of December 31, 2010, management has evaluated the application of these provisions to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax provisions.

3. Investment transactions (excluding short-term investments) were as follows for the year ended December 31, 2010.

		FIRSTHAND	FIRSTHAND	FIRSTHAND
	FIRSTHAND	TECHNOLOGY	TECHNOLOGY	ALTERNATIVE
	TECHNOLOGY	LEADERS	OPPORTUNITIES	ENERGY
	VALUE FUND	FUND	FUND	FUND
Purchase of investment securities	$63,465,922	$11,990,707	$93,989,194	$3,431,069
Proceeds from sales and maturities of investment securities	$114,422,817	$16,874,856	$67,021,122	$3,503,487

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December 31, 2010

4. Investment Advisory and Administration Agreements; Certain trustees and officers of the Trust are also officers of the Investment Adviser and BNY Mellon.

INVESTMENT ADVISORY AGREEMENT
Each Fund’s investments are managed by the Investment Adviser pursuant to the terms of a master investment advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Investment Adviser provides each Fund with investment research, advice, management, and supervision and manages the investment and reinvestment of assets of each Fund consistent with each Fund’s investment objectives, policies, and limitations.  Subject to certain exceptions set forth in the Advisory Agreement, the Investment Adviser is responsible for (i) compensation of any of the Fund’s trustees, officers, and employees who are interested persons of the Investment Adviser; and (ii) compensation of the Investment Adviser’s personnel and other expenses incurred in connection with the provision of portfolio management services under the Advisory Agreement.

Effective August 3, 2009, SiVest Group, Inc. became the Investment Adviser to the Funds. For the services it provides under the Advisory Agreement, the Investment Adviser receives from each Fund, on a monthly basis, an advisory fee at the annual rate of 1.40% of its average daily net assets (1.53% for ALTEX). The Advisory Agreement requires the Investment Adviser to waive fees and, if necessary, to reimburse expenses of each such Fund to the extent necessary to limit a Fund’s total operating expenses (excluding independent trustees’ compensation, brokerage commission expenses, litigation costs, and any extraordinary and non-recurring expenses) to 1.85% (1.98% for ALTEX) of its average net assets up to $200 million, 1.80% (1.93% for ALTEX) of such assets from $200 million to $500 million, 1.75% (1.88% for ALTEX) of such assets from $500 million to $1 billion, and 1.70% (1.83% for ALTEX) of such assets in excess of $1 billion.

Prior to August 3, 2009, Firsthand Capital Management, Inc. (“FCM”) served as the Investment Adviser to the Funds. For the services it provides under the Advisory Agreement, FCM received from each Fund, on a monthly basis, an advisory fee at the annual rate of 1.50% of its average daily net assets (1.65% for ALTEX). The Advisory Agreement requires the Investment Adviser to waive fees and, if necessary, to reimburse expenses of each such Fund to the extent necessary to limit a Fund’s total operating expenses (excluding independent trustees’ compensation, brokerage commission expenses, litigation costs, and any extraordinary and non-recurring expenses) to 1.95% (2.10% for ALTEX) of its average net assets up to $200 million, 1.90% (2.05% for ALTEX) of such assets from $200 million to $500 million, 1.85% (2.00% for ALTEX) of such assets from $500 million to $1 billion, and 1.80% (1.95% for ALTEX) of such assets in excess of $1 billion.

ADMINISTRATION AGREEMENT
The Trust has entered into a separate Administration Agreement with the Investment Adviser. The agreement obligates the Investment Adviser to provide administrative and general supervisory services to each Fund (the “Administration Agreement”). Under the Administration Agreement, the Investment Adviser renders supervisory and corporate administrative services to the Trust, as well as oversees the maintenance of all books and re

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December 31, 2010

cords with respect to each Fund’s securities transactions and each Fund’s book of accounts in accordance with all applicable federal and state laws and regulations. The Investment Adviser also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records, and other records as required by the 1940 Act.

The Investment Adviser is responsible for the equipment, staff, office space, and facilities necessary to perform its obligations under the Administration Agreement. Under the Administration Agreement, the Investment Adviser has assumed responsibility for payment of all of each Fund’s operating expenses excluding brokerage and commission expenses; short sale expenses; fees payable under “Rule 12b-1 plans”, if any, and shareholder servicing plans, if any; litigation costs; and any extraordinary and non-recurring expenses. For the services it provides under the Administration Agreement, the Investment Adviser receives a fee from each Fund at the annual rate of 0.45% of its average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion.

Effective November 23, 2009, PNC Global Investment Servicing (U.S.) Inc. (“PNC”) has entered into a Sub-Administration Agreement with the Investment Adviser. Under this agreement, the Investment Adviser (not the Funds) pays to PNC the fees for the administrative services provided by PNC.  In the case of Firsthand Alternative Energy Fund, the Investment Adviser has also agreed to donate a portion of its management fees allocated, amounting to 0.20% of Firsthand Alternative Energy Fund’s average daily net assets, to various non-profit organizations as elected by Fund shareholders.

Additionally, effective November 23, 2009, PNC serves as the sub-administrator, investment accounting agent and shareholder servicing and transfer agent.  Prior to November 23, 2009, Citi Fund Services Ohio, Inc. served as the sub-administrator, investment accounting agent and shareholder servicing and transfer agent.  PFPC Trust Company serves as the custodian for the Trust.

On July 1, 2010, The PNC Financial Services Group, Inc. sold the outstanding stock of PNC Global Investment Servicing Inc. to The Bank of New York Mellon Corporation. At the closing of the sale, PNC Global Investment Servicing (U.S.) Inc. and PFPC Distributors, Inc. changed their names to BNY Mellon Investment Servicing (US) Inc. and BNY Mellon Distributors Inc., respectively. PFPC Trust Company will not change its name until a later date to be announced.

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NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2010

5. Investments in Affiliates and Restricted Securities

Affiliated issuers, as defined by the 1940 Act, are those in which a Fund’s holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund’s investments in affiliates, if any, for the year ended December 31, 2010, is noted below:

	SHARES/PAR ACTIVITY
		Purchases/	Sales/	Balance
	Balance at	Merger/	Maturity/	at	Realized	Dividends/	Value	Acquisition
Affiliate	12/31/09	Splits	Expiration	12/31/10	Gain (Loss)	Interest	12/31/10	Cost
TVFQX
Silicon Genesis Corp., Common	881,892	10,000	—	891,892	$—	$—	$8,919	$5,201,267
Silicon Genesis Corp., Convertible Note	—	1,250,000	—	1,250,000	—	24,904	1,250,000	1,250,000
Silicon Genesis Corp., Common Warrant	37,982	—	—	37,982	—	—	—	—
Silicon Genesis Corp., Series 1-C	82,914	—	—	82,914	—	—	829	1,731,250
Silicon Genesis Corp., Series 1-D	850,830	—	—	850,830	—	—	8,508	4,315,500
Silicon Genesis Corp., Series 1-E	5,704,480	—	—	5,704,480	—	—	1,806,495	6,046,749
Silicon Genesis Corp., Series 1-E Warrant	1,257,859	—	—	1,257,859	—	—	—	—
Silicon Genesis Corp., Series 1-E Warrant	94,339	—	—	94,339	—	—	—	—
Silicon Genesis Corp., Series 1-F	912,453	—	—	912,453	—	—	399,810	2,007,397
SoloPower, Series A	2,721,088	1,278,911	—	3,999,999	—	—	2,635,079	3,999,999
SoloPower, Series B	228,779	773,273	—	1,002,052	—	—	1,002,052	1,002,052

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December 31, 2010

	SHARES/PAR ACTIVITY
		Purchases/	Sales/	Balance
	Balance at	Merger/	Maturity/	at	Realized	Dividends/	Value	Acquisition
Affiliate	12/31/09	Splits	Expiration	12/31/10	Gain (Loss)	Interest	12/31/10	Cost
TVFQX (cont’d)
SoloPower, Series D	—	1,000,000	—	1,000,000	—	—	1,000,000	1,000,000
SoloPower Warrant	—	3,999,999	—	3,999,999	—	—	400	—

As of December 31, 2010, Kevin Landis represents the Funds and sits on the following private companies’ boards: Silicon Genesis Corporation and UCT Coatings, Inc. Serving on the boards of directors of the portfolio companies may cause conflicts of interest. The Adviser has adopted various procedures to ensure that the Fund will not be unfavorably affected by these potential conflicts.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. A Fund may invest in restricted securities that are consistent with a Fund’s investment objective and investment strategies. A Fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more than 15% of the Fund’s net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

As of December 31, 2010, the Funds were invested in the following restricted securities:

SECURITY	ACQUISITION DATE	SHARES	COST	VALUE	% OF NET ASSETS
TVFQX
Innovion Corp., Common Stock	February 23, 2001	2	$3,000,075	$—	0.00%
Innovion Corp., Trust	December 2, 2010	1	—	4,328	0.00%
Innovion Corp., Series A-1	December 30, 2003	324,948	95,737	71,326	0.06%
Innovion Corp., Series A-2	December 30, 2003	168,804	95,737	169	0.00%
IP Unity, Inc., Series C P/S	July 27, 2001	1,932,222	3,478,000	1,932	0.00%
IP Unity, Inc., Series E P/S	August 4, 2004	193,042	313,307	1,930	0.00%
IP Unity, Inc., E-1 Warrant	August 4, 2004	69,496	69	69	0.00%
Silicon Genesis Corp., Common Stock	March 8, 2001	102,135	1,516,773	1,021	0.00%

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NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2010

SECURITY	ACQUISITION DATE	SHARES	COST	VALUE	% OF NET ASSETS
TVFQX (cont’d)
Silicon Genesis Corp., Common Stock	April 30, 2002	726,424	3,684,494	7,264	0.01%
Silicon Genesis Corp., Common Stock (1)	November 21, 2005	23,333	—	234	0.00%
Silicon Genesis Corp., Common Stock (1)	June 10, 2008	20,000	—	200	0.00%
Silicon Genesis Corp., Common Stock (1)	May 19, 2009	10,000	—	100	0.00%
Silicon Genesis Corp., Common Stock (1)	December 27, 2010	10,000	—	100	0.00%
Silicon Genesis Corp., C/N	November 3, 2010	1,250,000	1,250,000	1,250,000	0.97%
Silicon Genesis Corp., Common Warrants	November 4, 2003	37,982	—	—	0.00%
Silicon Genesis Corp., Series 1-C P/S	March 8, 2001	82,914	1,731,250	829	0.00%
Silicon Genesis Corp., Series 1-D P/S	April 30, 2002	850,830	4,315,500	8,508	0.01%
Silicon Genesis Corp., Series 1-E P/S	November 4, 2003	5,704,480	6,046,749	1,806,495	1.41%
Silicon Genesis Corp., Series 1-E Warrants	February 26, 2003	94,339	—	—	0.00%
Silicon Genesis Corp., Series 1-E Warrants	October 31, 2003	1,257,859	—	—	0.00%
Silicon Genesis Corp., Series 1-F P/S	June 27, 2007	912,453	2,007,397	399,810	0.31%
SoloPower, Series A P/S	June 29, 2006	3,999,999	3,999,999	2,635,079	2.05%
SoloPower, Series B P/S	July 9, 2007	1,002,052	1,002,052	1,002,052	0.78%
SoloPower, Series D P/S	December 17, 2010	1,000,000	1,000,000	1,000,000	0.78%
SoloPower Warrants	December 17, 2010	3,999,999	—	400	0.00%
UCT Coatings, Inc., Common Warrants (2)	October 5, 2004	136,986	—	600	0.00%
UCT Coatings, Inc., Common Warrants	2008-2010	1,839	—	8	0.00%
UCT Coatings, Inc., Common Warrants	May 13, 2009	33,001	—	145	0.00%
UCT Coatings, Inc., Common Stock (2)	October 5, 2004	1,500,000	5,000,000	1,875,000	1.46%
			$38,537,139	$10,067,599	7.84%

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NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2010

SECURITY	ACQUISITION DATE	SHARES	COST	VALUE	% OF NET ASSETS
ALTEX
Silicon Genesis Corp., Common Stock	September 2, 2008	109,855	$32,957	$1,099	0.02%
Silicon Genesis Corp., Common Stock	September 26, 2008	71,552	21,466	715	0.01%
Silicon Genesis Corp., Series 1-C P/S	September 2, 2008	152	46	2	0.00%
Silicon Genesis Corp., Series 1-E P/S	September 2, 2008	3,000	3,180	950	0.02%
SoloPower, Series C-1 P/S	September 23, 2008	21,425	21,425	25,924	0.44%
			$79,074	$28,690	0.49%

(1)	Shares granted at no cost by issuer.
(2)	3:1 stock split

P/S	Preferred Stock
C/N	Convertible Note

Each Fund, consistent with SEC guidelines, has an investment restriction providing that it cannot purchase additional restricted securities once such securities comprise 15% of a Fund’s net assets. The SEC considers a security to be illiquid if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the security. The restriction stems from the concern that, for an open-end mutual fund with daily redemption obligations, a high level of illiquid securities would increase the risk that a Fund may not be able to meet its daily redemption needs, because illiquid securities often take a longer period of time to sell, and may not necessarily be sold at that Fund’s then carrying value.  As of December 31, 2010, Firsthand Technology Value Fund has approximately 7.84% of its assets invested in illiquid securities and Firsthand Alternative Energy Fund has approximately 0.49% of its assets invested in illiquid securities.

6. Other Assets

Other assets consist of a contingent receivable from the sale of Solaicx to MEMC for an initial cash payment plus possible future cash payments if certain criteria is met.

7. Subsequent Event

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

In the second week of February, 2011, proxy statements were mailed to shareholders of Firsthand Technology Value Fund (“TVF”) to seek their vote on a potential reorganization of TVF into a business development company at a TVF shareholders meeting on April 14, 2011. If shareholders of TVF approve the reorganization at the meeting, closing is scheduled to be on April 15, 2011.

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NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2010

8. Risks (Unaudited)

Because the return on and value of an investment in each Fund will fluctuate in response to stock market movements, the most significant risk of investing in a Fund is that you may lose money. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, as well as economic, political, or regulatory events, and other factors beyond the Investment Adviser’s control. The Funds are designed for long-term investors who can accept the risks of investing in a fund with significant common stock holdings in high-technology industries.

Each Fund is non-diversified. A risk of being non-diversified is that a significant change in the value of one company will have a greater impact on the Fund than it would if the Fund diversified its investments. Another risk for the Fund is its concentration of investments in companies within high-technology industries. The value of high-technology companies can, and often does, fluctuate dramatically and may expose you to greater-than-average financial and market risk.

9. Investment Advisory and Administration Agreements (Unaudited)

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Trustees (the “Board”) of Firsthand Funds (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), recently considered the renewal of the investment advisory agreement between SiVest Group, Incorporated (the “Adviser”) and the Trust on behalf of each of its series (each a “Fund” and collectively, the “Funds”) (the “Advisory Agreement”).  The Advisory Agreement was approved for an additional one-year term at a meeting of the Board held on August 13, 2010.  The Board’s decision to approve the Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement.  In approving the Advisory Agreement, the Board considered information provided by the Adviser, with the assistance and advice of counsel to the Independent Trustees and counsel to the Trust.

Nature, Extent and Quality of Services
The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by the Adviser. The most recent investment adviser registration form for the Adviser was provided to the Board, as were written and oral responses of the Adviser to an information request submitted by independent counsel on behalf of the Independent Trustees. The Board reviewed these responses, which included, among other things, information about the background and experience of the investment personnel of the Adviser primarily responsible for the day-to-day portfolio management services for the Funds. The Board also considered the Adviser’s separate administration agreement with the Funds and the Adviser’s overall ability to manage and administer the Funds, as well as to oversee the service providers to the Funds.

The Board evaluated the ability of the Adviser, considering its financial condition, resources, reputation and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, supervisory and administrative personnel. In

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December 31, 2010

this regard, the Board considered information regarding the Adviser’s compensation program for its personnel involved in the management of the Funds, including incentive and retirement plans.

The Board considered the effectiveness of policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent “soft dollar” benefits are sought, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board reviewed the policies of the Adviser regarding the allocation of portfolio investment opportunities among the Funds and other clients. The Board noted that the Adviser does not use “traditional soft-dollar” arrangements where soft-dollar credits are generated based on the level of trades and then used for products or services from third-parties. The Board also noted that the Adviser, from time to time, entered into arrangements where it received research (including invitations to conferences) from broker-dealers that the Adviser used to execute client trades.  The Board also considered that the Adviser had recently outsourced the trading function to achieve certain operating efficiencies.

The Board also considered the markets for the Funds, including the principal channels through which the Funds’ shares are offered and sold, and the activities of the Adviser in connection with the marketing of the Funds.

The Board also received and reviewed information on Securities and Exchange Commission (“SEC”) and other inquiries, examinations and proceedings relating to the Funds, the Adviser and the former Adviser.  The Board considered the investment and legal compliance programs of the Adviser, including its implementation of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives, and the level of compliance attained by the Adviser.

Based on the above factors, together with those referenced below, the Board, including a  majority of the Independent Trustees, concluded that it was generally satisfied with the nature,  extent and quality of the investment advisory services provided to each of the Funds by the Adviser.

Fund Performance
The Board considered each Fund’s performance results for the one-year, three-year, five-year and ten-year periods, or shorter periods, as relevant. The Board examined these results in comparison to the performance results of various benchmark indices and of the Funds in relevant Morningstar sectors. The Board noted that the performance for the Firsthand Technology Opportunities Fund has been exceptionally good over the one-, three-, and five-year periods, despite its unremarkable performance over the past ten years; the Firsthand Technology Leaders Fund outperformed its primary benchmark over the one- and five-year periods and underperformed its primary benchmark over the three- and ten-year periods; the Firsthand Alternative Energy Fund has outperformed its primary benchmark in each calendar year since its inception in 2007; and the Firsthand Technology Value Fund has generally underperformed its primary benchmark over the one-, three-, five- and ten-year periods.

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December 31, 2010

Investment Advisory Fee Rates and Other Expenses
The Board reviewed and considered the proposed contractual investment advisory fee rates (the “Advisory Agreement Rates”) payable by the Funds to the Adviser for investment advisory services. Additionally, the Board received and considered information comparing the Advisory Agreement Rates (both on a stand-alone basis and on a combined basis with the Funds’ administration fee rates) and the total expense ratios of the Funds with those of other funds in appropriate peer universes provided by Lipper. The Board concluded that the respective Advisory Agreement Rates were significantly higher than the median rates of each Fund’s peer universe, but that the total expense ratio of each Fund was not appreciably above the median total expense ratio of the respective peer universe. The Board deemed the comparison of total expense ratios to be more relevant than the comparison of Advisory Agreement Rates because of the unitary fee structure of the Funds.

Profitability
The Board received and considered a profitability analysis of the Adviser with respect to the Funds. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that the Adviser received with regard to providing these services to the Funds were not excessive.

Economies of Scale
The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale with respect to the existing Funds. The Board observed that the Advisory Agreement limits each Fund’s total annual operating expenses to a percentage of the Fund’s assets and that this percentage is reduced as the Fund’s assets grow (known as “breakpoints”). The Board also observed that the total assets of the Funds had declined during the year. The Board concluded that no change was necessary to the current breakpoints to reflect any economies of scale.

Information about Services to Other Clients
The Board also received and considered information about the services and fee rates offered by the Adviser to its other clients, including other registered and unregistered investment companies, private accounts and institutional investors. The Board concluded that the Advisory Agreement Rates charged by the Adviser to the Funds were within a reasonable range of the fee rates offered to other clients of the Adviser. Where rates offered to other clients were lower, the Board concluded that the costs associated with managing and operating a registered open-end fund, compared with an unregistered investment company, private account or institutional investor account provided a justification for higher fee rates to the Funds.

Other Benefits to the Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits to the Adviser as a result of its relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser

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December 31, 2010

with the Funds (such as “soft dollar” benefits) and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Funds (such as the ability to market to shareholders other financial products offered by the Adviser).

Other Factors and Broader Review
Throughout the year, the Board regularly reviews and assesses the quality of the services that the Funds receive from the Adviser. In this regard, the Board reviews reports of the Adviser at least in each of its quarterly meetings, which include, among other things, a detailed portfolio review and detailed fund performance reports. In addition, the Board interviews the portfolio managers of the Funds at various times throughout the year.

Based on all of the information presented to the Board and its consideration of relevant factors, the Board concluded that the fee paid to the Adviser by each Fund was reasonable, and in the exercise of its business judgment, determined to approve the continuation of the Advisory Agreement for each Fund.

10. Proxy Voting Policies and Procedures (Unaudited)

The Funds have adopted proxy voting procedures pursuant to which the Funds delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to the Investment Adviser as part of the Investment Adviser’s general management of the Funds, subject to the Board of Trustees’ continuing oversight. A copy of the Funds’ proxy voting policy and procedures is available without charge, upon request, by calling 1.888.884.2675. Information regarding how the Investment Adviser voted these proxies during the most recent one-year period ended June 30 is available by calling the same number and on the website of the U.S. Securities and Exchange Commission at http://www.sec.gov on Form N-PX. The Funds’ voting record is also available on the Funds’ website at www.firsthandfunds.com/proxy.

11. Portfolio Holdings (Unaudited)

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

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ADDITIONAL INFORMATION
December 31, 2010

Information about the trustees and officers* of the Funds is set forth in the following table. The Statement of Additional Information (SAI) includes additional information about the Funds’ trustees and officers and is available free of charge, upon request, by calling 1.888.884.2675.

NAME, YEAR OF BIRTH, POSITION(S) HELD WITH FUNDS AND ADDRESS	TERM OF OFFICE AND LENGTH OF TIME SERVED1	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEES
DISINTERESTED TRUSTEES
Greg Burglin (1960) TRUSTEE 150 Almaden Blvd. Suite 1250 San Jose, CA 95113	SINCE 2008	Mr. Burglin is a Tax Consultant and has been for more than 5 years.	FOUR	ONE3
Rodney Yee (1960) TRUSTEE 150 Almaden Blvd. Suite 1250 San Jose, CA 95113	SINCE 2010
Mr. Yee is Chief Operating Officer, Chief Financial Officer, and Treasurer of ASA Limited (a closed-end investment company) from August 2010 to present. From November 2005 to August 2010, Mr Yee was Chief Operating Officer and Chief Compliance Officer of CCM Partners (an SEC registered investment adviser).  From 2004 to 2005, Mr. Yee served as Chief Financial Officer of Matthews International Capital Management (an SEC registered investment adviser) and Treasurer of Mathews Asian Funds.
			FOUR	ONE3
INTERESTED TRUSTEE
Kevin M. Landis2 (1961) TRUSTEE/PRESIDENT/ SECRETARY/TREASURER 150 Almaden Blvd. Suite 1250 San Jose, CA 95113	SINCE 1994
Mr. Landis is President and Chief Executive Officer of SiVest Group, Inc. and has been a portfolio manager with SiVest Group, Inc. since August 2009. He was President and Chief Investment Officer and a Director of Firsthand Capital Management, Inc. and was a portfolio manager with Firsthand Capital Management, Inc. from May 1994 to August 2009.
			FOUR	ONE3,4

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December 31, 2010

NAME, YEAR OF BIRTH, POSITION(S) HELD WITH FUNDS AND ADDRESS	TERM OF OFFICE AND LENGTH OF TIME SERVED1	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEES
OFFICERS WHO ARE NOT TRUSTEES
Ellen Blanchard(1973) ASSISTANT SECRETARY One Boston Place 201 Washington Street 34th Floor Boston, MA 02108	SINCE 2010
Ms. Blanchard is Counsel and Vice President of BNY Mellon Investment Servicing (US) Inc. formerly, PNC Global Investment Servicing (U.S.) Inc. since 2010. She was Vice President and Counsel, Compliance Advisory Services, State Street Bank & Trust, from 2004 to 2010.
			N/A	N/A
Nicholas P. Petredis (1951) CHIEF COMPLIANCE OFFICER 150 Almaden Blvd. Suite 1250 San Jose, CA 95113	SINCE 2008	Mr. Petredis has been a principal of Petredis Law Offices from 1993 to present. He was Managing Director and Senior Counsel of Firsthand Capital Management, Inc. from 2000 to 2001.	N/A	N/A

*	The term “officer” means the president, vice president, secretary, treasurer, chief compliance officer, controller, or any other officer who performs policy-making functions.
(1)	Each trustee shall serve for the lifetime of Firsthand Funds or until he dies, resigns, or is removed. Each officer shall serve a one-year term subject to annual reappointment by the trustees.
(2)	Mr. Landis is an interested person of the Funds by reason of his position with the Investment Adviser.
(3)
The Trustee also serves as a Director of Firsthand Technology Value Fund, Inc., a Maryland corporation that has elected to be treated as a “business development company” under the Investment Company Act (the “BDC”). The Trust has mailed proxy statements to shareholders of Firsthand Technology Value Fund (“TVF”) to seek their approval to reorganize TVF into the BDC. If shareholderes of TVF approve the reorganization, closing is expected to occur on April 15, 2011.

(4)	Mr. Landis also currently sits on the board of directors for two private companies: Silicon Genesis Corp and UCT Coatings, Inc.

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NOTES

56	2010 Annual Report

NOTES

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FIRSTHAND FUNDS
P.O. Box 9836
Providence, RI 02940-8036
www.firsthandfunds.com

INVESTMENT ADVISER
SiVest Group, Inc.
150 Almaden Blvd., Suite 1250
San Jose, CA 95113
www.sivestgroup.com

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway
Suite 1100
Denver, CO 80203

TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9836
Providence, RI 02940-8036
1.888.884.2675

This report is provided for the general information of the shareholders of Firsthand Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus. For more complete information about Firsthand Funds, please call toll free 1.888.884.2675 or visit www.firsthandfunds.com for a prospectus, which contains more information, including risks, fees, and expenses. Read the prospectus carefully before investing or sending money.

Firsthand Funds are distributed by ALPS Distributors, Inc.

FHF000539, exp. 3/31/2012

Firsthand, Technology Value Fund, and the interlocking “F” design are registered trademarks of SiVest Group, Inc.

Item 2.	Code of Ethics.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)
There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)
The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that it has one board member who is an “audit committee financial expert”, namely Rodney Yee.  Mr. Yee is an “independent” trustee of the Board.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $60,000 for 2009 and $60,000 for 2010.

Audit-Related Fees

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2009 and $0 for 2010.

Tax Fees

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $8,000 for 2009 and $8,000 for 2010.

All Other Fees

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $1,500 for 2009 and $1,500 for 2010.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant's Audit Committee Charter states the following with respect to pre-approval procedures:

The Committee hereby delegates to the Chairman of the Committee the authority to grant pre-approvals of audit and "permissible" non-audit services to be provided by the Auditors to the Funds, subject to the ratification of the full Committee at its next regularly scheduled meeting.  Both the Auditors and Fund counsel will be responsible for informing the Committee whether they believe that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

The specific types of non-audit services that the Chairman may pre-approve include, but are not limited to:  reviewing the Funds' internal controls over financial reporting; providing tax-related services; reviewing and/or developing an anti-money laundering program; and issuing comfort letters, based on agreed-upon procedures, in connection with any Fund reorganization.

Pre-approval for a non-audit service provided to a Fund is not required if:  (i) the aggregate amount of all such non-audit services provided to the Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to the Auditors during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and are approved by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee prior to the completion of the audit (the "De Minimus Exceptions").

The Committee shall also pre-approve any non-audit services proposed to be provided by the Auditors to (i) a Fund's investment adviser and (ii) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the Auditors' engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Fund.  The De Minimus Exceptions applies to pre-approvals under this paragraph as well, except that the "total amount of revenues" calculation is based on the total amount of revenues paid to the Auditors by the Fund and any other entity that has its services approved under this paragraph (i.e., the investment adviser or any control person).

(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) 100%

(f)
The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent. Not Applicable

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2009 and $0 for 2010.

(h)	Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)		Firsthand Funds

By (Signature and Title)*		/s/ Kevin M. Landis

Kevin M. Landis, President, Treasurer and Secretary
(principal executive officer and principal financial officer)

Date	March 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Kevin M. Landis
Kevin M. Landis, President, Treasurer and Secretary
(principal executive officer and principal financial officer)

Date	March 4, 2011

* Print the name and title of each signing officer under his or her signature.